                                                                    EXHIBIT 10.6

                             FIRST LEASE AMENDMENT
                    FOR COMMERCE PLAZA, OAK BROOK, ILLINOIS

         This First Amendment to Lease is made as of June 3rd, 1996, between Metropolitan Life Insurance Company, a New York corporation ("Landlord") and SPR CHICAGO, INC., an Illinois corporation ("Tenant").

                                   RECITALS:

         Landlord and Tenant entered into a certain Lease dated November 29, 1995 (the "Lease") pursuant to which Tenant leased 7,966 square feet of rentable area, Suite 750, (the "Leased Premises") located on the seventh floor of the building at 2015 Spring Road, commonly known as Commerce Plaza, (the "Building") located in Oak Brook, Illinois, the Leased Premises being more particularly described in the Lease;

         Landlord and Tenant have agreed to modify the Lease and expand the Leased Premises by adding a parcel of space containing 741 square feet of rentable area (the "Expansion Space"), subject to the terms and conditions as hereinafter set forth;

         NOW, THEREFORE, in consideration of these presents and the mutual covenants herein contained, the receipt and adequacy of which consideration is acknowledged by both parties, Landlord and Tenant agree that the Lease shall be and same is hereby amended as follows:

         Landlord and Tenant desire to make certain other changes to the Lease as set forth herein.

         NOW, THEREFORE, to reflect the expansion of the Leased Premises and the other agreements of the parties, the parties amend the Lease as follows:

         1. Definitions. Unless otherwise defined herein, all capitalized terms shall have the same meaning ascribed to them in the Lease.

         2. Commencement Date. The Commencement Date of the Lease as shown on the Schedule is hereby changed to January 22, 1996, being that same date as Landlord's delivery to Tenant of a final Certificate of Occupancy issued by the Village of Oak Brook.

         3. Termination Date. The termination date of the Lease as shown on the Schedule is hereby changed to January 21, 2002.

         4. Description of Leased Premises. As of July 21, 1996 (the "Effective Date"), the Leased Premises as set forth in the Lease and in the Schedule of the Lease is hereby changed from 7,966 rentable square feet to 8,707 rentable square feet and Appendix B is hereby deleted and replaced with the attached Appendix B.

         5. Base Rent Schedule and Base Rent. As of the Effective Date, the Base Rent of $824,401.34 as set forth respectively in the Schedule, the Lease and Appendix C - Rent Schedule to the Lease is hereby deleted and replaced with $895,159.44 and Appendix C - Base Rent Schedule of the Lease is hereby deleted and replaced with the amended Appendix C (attached hereto and made a part hereof as Exhibit A) to include the Base Rent for the Expansion Space for the period commencing July 21, 1996 and ending on the Termination Date.

         6. Tenant's Operating Proportionate Share and Tenant's Tax Operating Proportionate Share. Effective as of July 21, 1996, Tenant's Operating Proportionate Share and Tenant's Tax Operating Proportionate Share as set forth respectively in the Lease and in the Schedule of the Lease is hereby changed from 4.909% to 5.366%.

         7. Annual Electricity Costs. Effective as of July 21, 1996, Tenant's annual electricity costs as set forth in the Schedule shall be changed to be Seven Thousand Six Hundred Sixty-Two and 16/100 Dollars ($7,662.16).

         8. Improvement Allowance. Landlord agrees to provide an allowance not to exceed Ten Thousand Three Hundred Seventy-Four and No/100 Dollars ($10,374.00) to be used toward the construction of Tenant's interior tenant improvements and an allowance not to exceed Three Hundred Seventy and 50/100 Dollars ($370.50) to be used toward space planning services.

         9. Tenant to Perform Certain Work. Tenant shall construct and install tenant improvements in the Expansion Space pursuant to the terms and conditions of Appendix D - Tenant Improvement Work Agreement (collectively, the "Tenant Improvements") at Tenant's sole cost, except for the Landlord's Contribution (as hereinafter defined). Landlord shall pay the cost of the Tenant Improvements up to, but not more than, the amount of the Improvement Allowance as stated in Section 8 above ("Landlord's Contribution"). Tenant agrees to be fully responsible for the safety of Tenant's employees, contractors and agents during the construction of the tenant improvements. Tenant acknowledges that the construction of the tenant improvements may not be completed as of the Effective Date, and Tenant waives any claim against Landlord for any interruption of Tenant's business operations or disturbance of Tenant's quiet enjoyment of the Premises, or any damage or injury to persons or property arising directly or indirectly out of the construction of the tenant improvements.

         10. Liability of Landlord. The second sentence of Section 27.00 is hereby deleted and replaced with the following:

         "Tenant agrees, on its behalf and on behalf of its successors and assigns, that any liability of Landlord with respect to this Lease shall never exceed the amount of $5,000,000 and Tenant shall not be entitled to any judgment in excess of such amount."

         11. Broker. Tenant represents to Landlord that no broker or real estate agent was retained by Tenant or otherwise involved in or instrumental to the transaction reflected by this First Amendment other than Mr. Harold Stahnke of Strobeck Real Estate, Inc. In the event of a claim for broker's fee, finder's fee, commission or other similar compensation in connection herewith other than by MS Management Services and Strobeck Real Estate, Tenant hereby agrees to protect, defend and indemnify Landlord against and hold Landlord harmless from any and all damages, liabilities, costs, expenses and losses (including, without limitation, reasonable attorneys' fees and costs) which Landlord may sustain or incur by reason of such claim. The provisions of this
Section 11 shall survive the termination of the Lease.

         12. Tenant's Representation and Acknowledgement. Tenant hereby acknowledges that Landlord has performed all of its obligations with respect to the Leased Premises. Tenant further acknowledges that as of the date hereof Landlord is not in default under any of the terms of the Lease.

         13. Authority. This First Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective heirs, legal representatives, successors and assigns. Each party hereto and the persons signing below warrant that the person signing below on such party's behalf is authorized to do so and to bind such party to the terms of this First Amendment.

         14. Continuation. Except as specifically herein amended, all terms and conditions contained in the Lease with respect to the Premises shall remain in full force and effect. In the event that any provisions of this First Amendment shall conflict with the Lease, this First Amendment shall govern.

IN WITNESS WHEREOF, this First Amendment has been executed as of the date first above written.


LANDLORD:                                  TENANT:

METROPOLITAN LIFE INSURANCE                SPR CHICAGO, INC., an Illinois
COMPANY, a New York corporation            corporation



By:       [SIGNATURE]                      By:       [SIGNATURE]
   -----------------------------              -----------------------------

   Its: Assistant Vice President              Its: President
       -------------------------                  -------------------------

                                   EXHIBIT A

                                   APPENDIX C

                               BASE RENT SCHEDULE


                                Monthly                Period
    Period                     Base Rent              Base Rent
    ------                     ---------             -----------
01/22/96 - 07/21/96            $10,621.33            $ 63,727.98
07/22/96 - 01/21/97            $11,609.33            $ 69,655.98
01/22/97 - 01/21/98            $11,957.61            $143,491.32
01/22/98 - 01/21/99            $12,313.15            $147,757.80
01/22/99 - 01/21/00            $12,683.20            $152,198.40
01/22/00 - 01/21/01            $13,067.76            $156,813.12
01/22/01 - 01/21/02            $13,459.57            $161,514.84
                                                     -----------
                                  TOTAL              $895,159.44

                                COMMERECE PLAZA

                                   APPENDIX B








                              [GRAPHIC FLOOR PLAN]

                                   APPENDIX C

                               BASE RENT SCHEDULE

                    FOR COMMERCE PLAZA, OAK BROOK, ILLINOIS


                                 MONTHLY                          PERIOD
     PERIOD                     BASE RENT                        BASE RENT
     ------                     --------                         ---------
01/01/96 - 12/31/96             $10,621.33                      $127,456.00
01/01/97 - 12/31/97             $10,939.97                      $131,279.68
01/01/98 - 12/31/98             $11,265.25                      $135,183.02
01/01/99 - 12/31/99             $11,603.81                      $139,245.68
01/01/00 - 12/31/00             $11,955.64                      $143,467.66
01/01/01 - 12/31/01             $12,314.11                      $147,769.30

                                   APPENDIX D

                       TENANT IMPROVEMENT WORK AGREEMENT
                     FOR COMMERCE PLAZA OAK BROOK ILLINOIS

1.00 SCHEDULE. For purposes of this Tenant Improvement Work Agreement, the terms used herein shall have the following meanings.

        1.01    Architect: Robin + Hanson

        1.02    Space Planner: Robin + Hanson

        1.03    Mechanical Engineer: N/A

        1.04    Allowance for Preliminary Architectural Plans: N/A

        1.05    Allowance for Final Architectural Plans -  See 1.09 below

        1.06    Date of Preliminary Architectural Plans: September 28, 1995

        1.07    Date of Final Architectural Plans: November 15, 1995

        1.08    Date of Working Drawings; N/A

        1.09 Landlord Contribution to Work: One Hundred Twenty Thousand Four Hundred Seventy-Three and No/100 Dollars ($123,473.00)

        1.10 General Contractor: To Be Determined by Tenant, subject to Landlord's reasonable approval.

2.00 BUILDINGS STANDARD WORK. Architect has prepared Preliminary Architectural Plans as dated in Section 1.06 above for the Leased Premises (the "Preliminary Architectural Plans") and Tenant agrees to cause the Architect to devote such time in consultation with Tenant to enable the Architect to complete on or before the date in Section 1.07 above final architectural plans and specifications (the "Final Architectural Plans") with the type and amount of work and materials described on Exhibit D-1 attached hereto for obtaining a building permit from the Village of Oak Brook, Illinois and improving the Lease Premises in accordance with applicable codes and ordinances (the "Work").

          Tenant shall reimburse Architect for its work and may utilize a portion of Landlord's Contribution to Work subject to Article 38 of the Lease less amounts previously paid by Landlord for the Preliminary Architectural Plans and Final Architectural Plans. All costs and expenses relating to the preparation and completion of Preliminary and Final

Architectural Plans for the Leased Premises shall be borne by Tenant and paid by Tenant when billed. The information to be furnished by Tenant and the Space Planner to the Architect shall include but not be limited to:

        2.01 Any requirements of the Tenant for the Leased Premises which are in excess of, or otherwise vary in any respect from the Work

        2.02 Special floor loading, such as the location of file cabinets or special equipment

        2.03    Openings in the walls or floors

        2.04    Special electrical, air conditioning or plumbing work

        2.05 Location and dimensions of telephone equipment rooms, and telephone and electrical outlets

        2.06    Partitions - locations and type, including doors and hardware

        2.07    Special cabinet work or other millwork items

        2.08    Variations to standard ceiling heights

        2.09    Color selection of painted areas

        2.10    Selection of floor covering and any special wall covering

          Landlord and Tenant hereby approve the Preliminary Architectural
Plans cited in 1.06 above. Within the time period provided for in Section 1.07 above, Architect shall prepare the Final Architectural Plans for submission to Tenant. Within five (5) days after the completed Final Architectural Plans have been submitted to Tenant, Tenant agrees to provide the Architect with Tenant's written approval of such Final Architectural Plans and to redeliver the final Architectural Plans to the Architect for submission to Landlord for Landlord's final approval or objection. Approval or objection to be provided by Landlord within five (5) days after submission of said plans by Architect.

          Immediately upon approval of the Final Architectural Plans by Landlord and the acquisition of the appropriate Building Permit from the Village of Oak Brook, Illinois, Tenant and its contractors, subject to the limitations set forth in Section 1.09 above, shall do the work required by Tenant as aforesaid, and, subject to the other terms and conditions of this Tenant Improvement Work Agreement, and the Lease, shall proceed diligently to cause such Work to be substantially completed at or before the Commencement Date, it being expressly understood that all work to be done in the Leased Premises, including, without limitation, the Work, shall be subject to the reasonable approval of Landlord and that no work shall be undertaken in the Leased

Premises until such approval is given in writing.

          Landlord agrees to pay up to the amount set forth in Section 1.09 for the Work including, subject to the limitation cited in Article 38 of the Lease, preparation of the Preliminary Architectural Plans and the Final Architectural Plans. Tenant shall be responsible for all costs and expenses in excess of Landlord's contribution which shall be due and payable to Contractor by Tenant which billed upon substantial completion of the Work.

3.00 ADDITIONAL WORK. Except to the extent described herein, Landlord has no obligation to do or pay for any work to the Leased Premises (or any plans or specifications relating thereto).

          If Tenant shall require other work or materials ("Additional Work") in the Leased Premises in addition to or in substitution for the work, Tenant shall deliver to Landlord for its approval Final Architectural Plans for such Additional Work at or before the time Tenant is required pursuant to Paragraph
2.00 hereof to delivery Tenant's written approval of the final Architectural Plans for the Work. If Landlord does not approve of the Final Architectural Plans for the Additional Work, as delivered by Tenant, Landlord shall advise Tenant of the changes required in such Final Architectural Plans for the Additional Work so that they will meet with Landlord's approval, within five
(5) days after Tenant's submission of the Final Architectural Plans for the Additional Work. Tenant shall cause the Final Architectural Plans for the Additional Work to be revised and delivered to Landlord for its final review and approval within five (5) business days after Tenant's receipt of such advise or Tenant shall be deemed to have abandoned its request for such additional work.

          At any time as Landlord may reasonably request, Tenant shall acknowledge in writing any such Additional Work, including Tenant's obligation with respect to the costs and expense related thereto.

          Tenant shall furnish Landlord with estimates of the cost of the additional work as provided by Tenant's Contractor(s) within five (5) business days after receipt by Landlord of the Final Architectural Plans, approved by Landlord, for the Additional Work. Within five (5) day period thereafter, Tenant shall pay Contractor the actual cost of such Additional Work as follows:

            (a) An amount equal to fifty (50%) percent of the estimated total cost of such additional work shall be paid to Contractor for payment of Additional Work.

            (b) An amount equal to the unpaid balance of the total actual cost
                (without regard to whether such costs exceed the approved estimates) of the Additional Work shall be paid to Contractor upon substantial completion of such Additional Work, but in no case later than Possession Date by Tenant, and, provided Tenant has made all payments and borne all costs when required herein, Tenant agrees to cause the Additional Work to be performed by Tenant's contractors. All sums due hereunder from Tenant shall be deemed to be Rent for any and all purposes of the Lease.

          If Tenant requires Additional Work pursuant to and in accordance with the foregoing provisions of this Paragraph 3.00, the alterations and improvements to be made to the Leased Premises prior to the Commencement Date shall be limited to the Work, and any additional alterations and improvements to the Leased Premises desired by Tenant shall be made after the Commencement Date and shall be subject to the provisions of the Lease.

          All designs for public ares must conform to Landlord's standards and be approved by the Landlord.

4.00 COMMENCEMENT OF RENT. Tenant's obligation to pay Rent under the Lease shall not commence until Tenant's Contractor shall have substantially completed all the work on February 1, 1996, whichever is earlier, provided, however, that if Landlord shall be delayed in substantially completing such Work as a result of any one or more of the following:

        4.01 Tenant's or the Architect's failure to devote the time or furnish the information required under Paragraph 2.00 hereof in connection with the Final Architectural Plans for the Work or Tenant's failure to furnish the Final Architectural Plans for the Additional Work, or revisions thereto, as required hereby, or

        4.02 Tenant's failure to approve cost estimates for the Additional Work within the time period specified in Paragraph 3.00 hereof, or


        4.03 Tenant's changes in the Work, in the Final Architectural Plans relating thereto, or in the Architectural Plans for the Additional Work (notwithstanding Landlord's approval of any such changes);

then, and in any such event, Tenant's obligation to commence the payment of Rent under the Lease on the Commencement Date shall not be affected or deferred on account of such delay.

5.00 ACCESS BY TENANT PRIOR TO THE COMMENCEMENT DATE. Landlord, at Landlord's discretion, may permit Tenant and Tenant's agents to enter the Leased Premises prior to the date specified as the Commencement Date in the Lease in order that Tenant may make the Leased Premises ready for Tenant's use and occupancy ("Specified Work"). If Landlord permits such entry prior to the commencement Date, such permission shall constitute a license only and not a lease and such license shall be conditioned upon; (a) Tenant working in harmony and not interfering with Landlord and Landlord's agents, contractors, workmen, mechanics and suppliers in doing the Work, Specified Work or Additional Work, if any, or Landlord's work in the Building or with other Tenants and occupants of the Building; (b) Tenant obtaining in advance Landlord's approval of the contractors proposed to be used by Tenant obtaining in advance Landlord's approval of the contractors proposed to be used by Tenant and depositing with Landlord in advance of any work (i) security reasonably satisfactory to Landlord for the completion thereof, (ii) general contractor's affidavit for proposed work and waiver of lien rights from general contractor, all subcontractors and suppliers of material; (c) Tenant or its contractors furnishing Landlord with such insurance and other security as Landlord may require against liabilities which may arise out of such entry. Landlord shall have the right to withdraw such license for cause upon twenty-four (24) hours' written notice to Tenant. Tenant agrees that Landlord shall not be liable in any way for any injury, loss or damage which may occur to any of Tenant's property placed or installations made in the Leased Premises prior to the Commencement Date of the Lease, the same being at Tenant's sole risk and Tenant agrees to protect, defend, indemnify and save harmless Landlord, manager, and Landlord's agents from all liabilities, costs, damages, fees and expenses arising out of or connected with the activities of Tenant or its agents, contractors, suppliers or workmen in or about the Leased Premises, the Building or the Property. Tenant further agrees that any entry and occupation permitted under this paragraph shall be governed by the terms of the lease.

6.00 MISCELLANEOUS.

     6.01 Except to the extent otherwise indicated herein, the initially capitalized terms used in this Tenant Improvement Work Agreement shall have the meanings assigned to them in the Lease.

     6.02 The terms and provisions of this Tenant Improvement Work Agreement are intended to supplement and are specifically subject to all the terms and provisions of the Lease. In addition, to complying with the terms and conditions of the Lease, Tenant agrees that it shall comply with the Rules and Regulations set forth on Exhibit D-2.

     6.03 This Tenant Improvement Work Agreement may not be amended or modified other than by supplemental written agreement executed by authorized representations of the parties hereto.

     6.04 All payments due from Tenant pursuant to this Tenant Improvement Work Agreement shall be deemed Additional Rent.

LANDLORD:                                  TENANT:

METROPOLITAN LIFE INSURANCE COMPANY,       SPR CHICAGO, INC.
a New York Corporation





By:     [SIG]                             By:        [SIG]
   --------------------------------            ------------------------------




Title:   Assistant Vice President          Title:  President
      -----------------------------              ----------------------------

                                   APPENDIX G

                               LEGAL DESCRIPTION
                    FOR COMMERCE PLAZA, OAK BROOK, ILLINOIS


PARCEL 1:

LOT 3 IN OAK BROOK DEVELOPMENT COMPANY'S COMMERCE PLAZA SUBDIVISION UNIT ONE, BEING A SUBDIVISION OF PART OF LOT 2 AND ALL OF LOT 3 IN OAK BROOK INVESTMENT COMPANY ASSESSMENT PLAT NO. 4 AND PART OF LOT 1 AND ALL OF LOT 3 IN BUTLER COMPANY M-1 INC. ASSESSMENT PLAT NO. 1 ALL IN THE SOUTHEAST 1/4 OF SECTION 23, TOWNSHIP 39 NORTH, RANGE 11 EAST OF THE THIRD PRINCIPLE MERIDIAN, ACCORDING TO THE PLAT THEREOF RECORDED JULY 12, 1968 AS DOCUMENT R68-30335 (EXCEPT THAT PART DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHWEST CORNER OF SAID LOT 3, THENCE NORTH 0 DEGREES 17 MINUTES 20 SECOND EAST ALONG THE WEST LINE THEREOF, A DISTANCE OF 185 FEET; THENCE SOUTH 89 DEGREES 42 MINUTES 40 SECONDS EAST AT RIGHT ANGLES TO THE LAST DESCRIBED LINE, A DISTANCE OF 311 FEET; THENCE NORTH 0 DEGREES 17 MINUTES 20 SECONDS EAST, A DISTANCE OF 25 FEET; THENCE SOUTH 89 DEGREES 42 MINUTES 40 SECONDS EAST, A DISTANCE OF 185 FEET; THENCE NORTH 0 DEGREES 17 MINUTES 20 SECONDS EAST, A DISTANCE OF 170 FEET; THENCE SOUTH 89 DEGREES 42 MINUTES 40 SECONDS EAST, A DISTANCE OF 463.93 FEET TO THE EAST LINE OF SAID LOT 3, THENCE SOUTH 0 DEGREES 17 MINUTES 20 SECONDS WEST ALONG SAID EAST LINE, A DISTANCE OF
368.91 FEET TO THE SOUTHEAST CORNER THEREOF; THENCE SOUTH 89 DEGREES 37 MINUTES 38 SECONDS WEST ALONG THE SOUTH LINE OF SAID LOT 3, A DISTANCE OF 960 FEET TO THE POINT OF BEGINNING AND (EXCEPT THAT PART THEREOF DESCRIBED AS FOLLOWS:
COMMENCING AT THE SOUTHWEST CORNER OF SAID LOT 3, THENCE NORTH 0 DEGREES 17 MINUTES 20 SECONDS EAST ALONG THE WEST LINE THEREOF, A DISTANCE OF 185.0 FEET; THENCE SOUTH 89 DEGREES 42 MINUTES 40 SECONDS EAST AT RIGHT ANGLES TO THE LAST DESCRIBED LINE, A DISTANCE OF 311 FEET, THENCE NORTH 0 DEGREES 17 MINUTES 20 SECOND EAST A DISTANCE OF 25 FEET; THENCE SOUTH 89 DEGREES 42 MINUTES 40 SECONDS EAST, A DISTANCE OF 185 FEET; THENCE NORTH 0 DEGREES 17 MINUTES 20 SECONDS EAST, A DISTANCE OF 170 FEET; THENCE SOUTH 89 DEGREES 42 MINUTES 40 SECONDS EAST, A DISTANCE OF 195.93 FEET TO THE PLACE OF BEGINNING; THENCE CONTINUING SOUTH 89 DEGREES 42 MINUTES 40 SECONDS EAST, A DISTANCE OF 268 FEET TO A POINT ON THE EAST LINE OF SAID LOT 3; THENCE NORTH 0 DEGREES 17 MINUTES 20 SECONDS EAST ALONG SAID EAST LINE OF LOT 3, A DISTANCE OF 100.75 FEET; THENCE NORTH 89 DEGREES 42 MINUTES 40 SECONDS WEST, A DISTANCE OF 75 FEET; THENCE SOUTH 0 DEGREES 17 MINUTES 20 SECONDS WEST, A DISTANCE OF 100.75 FEET TO THE PLACE OF BEGINNING), IN DUPAGE COUNTY, ILLINOIS.

P.I.N.# 06-23-404-029

PARCEL 2:

THAT PART OF LOT 3 IN OAK BROOK DEVELOPMENT COMPANY'S COMMERCE PLAZA SUBDIVISION UNIT ONE, BEING A SUBDIVISION OF PART OF LOT 2 AND ALL OF LOT 3 IN OAK BROOK INVESTMENT COMPANY ASSESSMENT PLAT NO. 4 AND PART OF LOT 1 AND ALL OF LOT 3 IN BUTLER COMPANY M-1, INC., ASSESSMENT PLAT NO. 1, ALL IN THE SOUTHEAST 1/4 OF
SECTION 23, TOWNSHIP 39 NORTH, RANGE 11 EAST OF THE THIRD PRINCIPAL MERIDIAN, DESCRIBED AS FOLLOWS: BEGINNING AT THE SOUTHWEST CORNER OF SAID LOT 3, THENCE NORTH 0 DEGREES 17 MINUTES 20 SECONDS EAST ALONG THE WEST LINE THEREOF, A DISTANCE OF 185 FEET; THENCE SOUTH 89 DEGREES 42 MINUTES 40 SECONDS EAST AT RIGHT ANGLES TO THE LAST DESCRIBED LINE, A DISTANCE OF 311 FEET; THENCE NORTH 0 DEGREES 17 MINUTES 20 SECONDS EAST, A DISTANCE OF 25 FEET; THENCE SOUTH 90 DEGREES 42 MINUTES 40 SECONDS EAST, A DISTANCE OF 185 FEET; THENCE NORTH 0 DEGREES 17 MINUTES 20 SECONDS EAST, A DISTANCE OF 170 FEET; THENCE SOUTH 89 DEGREES 42 MINUTES 40 SECONDS EAST, A DISTANCE OF 463.93 FEET TO THE EAST LINE OF SAID LOT 3; THENCE SOUTH 0 DEGREES 17 MINUTES 20 SECONDS WEST ALONG SAID EAST LINE, A DISTANCE OF 368.91 FEET TO THE SOUTH EAST CORNER THEREOF; THENCE SOUTH 89 DEGREES 37 MINUTES 38 SECONDS WEST ALONG THE SOUTH LINE OF SAID LOT 3, A DISTANCE OF 960 FEET TO THE PLACE OF BEGINNING, IN DUPAGE COUNTY, ILLINOIS.

P.I.N.# 06-23-404-030

PARCEL 3:

THAT PART OF LOT 3 IN OAK BROOK DEVELOPMENT COMPANY'S COMMERCE PLAZA SUBDIVISION UNIT ONE, BEING A SUBDIVISION OF PART OF LOT 2 AND ALL OF LOT 3 IN OAK BROOK INVESTMENT COMPANY ASSESSMENT PLAT NO. 4 AND PART OF LOT 1 AND ALL OF LOT 3 IN BUTLER COMPANY M-1, INC., ASSESSMENT PLAT NO. 1, ALL IN THE SOUTHEAST 1/4 OF
SECTION 23, TOWNSHIP 39 NORTH, RANGE 11 EAST OF THE THIRD PRINCIPAL MERIDIAN, DESCRIBED AS FOLLOWS: COMMENCING AT THE SOUTHWEST CORNER OF SAID LOT 3; THENCE NORTH 0 DEGREES 17 MINUTES 20 SECONDS EAST ALONG THE WEST LINE THEREOF, A DISTANCE OF 185.00 FEET; THENCE SOUTH 89 DEGREES 42 MINUTES 40 SECONDS EAST AT RIGHT ANGLES TO THE LAST DESCRIBED LINE, A DISTANCE OF 311 FEET; THENCE NORTH 0 DEGREES 17 MINUTES 20 SECONDS EAST A DISTANCE OF 25 FEET; THENCE SOUTH 89 DEGREES 42 MINUTES 40 SECONDS EAST, A DISTANCE OF 185 FEET; THENCE NORTH 0 DEGREES 17 MINUTES 20 SECONDS EAST, A DISTANCE OF 170 FEET; THENCE SOUTH 89 DEGREES 42 MINUTES 40 SECONDS EAST, A DISTANCE OF 195.93 FEET TO THE PLACE OF BEGINNING; THENCE CONTINUING SOUTH 89 DEGREES 42 MINUTES 40 SECONDS EAST, A DISTANCE OF 268 FEET TO A POINT ON THE EAST LINE OF SAID LOT 3; THENCE NORTH 0 DEGREES 17 MINUTES 20 SECONDS EAST ALONG SAID EAST LINE OF LOT 3, A DISTANCE OF
100.75 FEET; THENCE NORTH 89 DEGREES 42 MINUTES 40 SECONDS WEST, A DISTANCE OF 268 FEET; THENCE SOUTH 0 DEGREES 17 MINUTES 20 SECONDS WEST, A DISTANCE OF
100.75 FEET TO THE PLACE OF BEGINNING, IN DUPAGE COUNTY, ILLINOIS.

P.I.N.# 06-23-404-031

                                     LEASE

                                      FOR

                                 COMMERCE PLAZA

                              OAK BROOK, ILLINOIS

                                 INDEX TO LEASE


                                                                                                                            PAGE
              INDEX                                                                                                           i
              APPENDICES                                                                                                     iv
              PREFACE
              SCHEDULE                                                                                                        1
              LEASE:                                                                                                          1


1.00          LEASE AGREEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2

2.00          RENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2

2.01          KINDS OF RENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
              (a)         BASE RENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
              (b)         OPERATING ADJUSTMENT RENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
              (c)         TAX ADJUSTMENT RENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
              (d)         INDEX RENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
              (e)         ADDITIONAL RENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2

2.02          PAYMENT OF ADJUSTMENT RENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   2
              (a)         PAYMENT OF ESTIMATED OPERATING ADJUSTMENT RENT AND TAX ADJUSTMENT RENT  . . . . . . . . . . . . .   2
              (b)         CORRECTION OF OPERATING ADJUSTMENT RENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3
              (c)         CORRECTION OF TAX ADJUSTMENT RENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   3

2.03          RULES OF INTERPRETATION AND COMPUTATION OF BASE RENT AND RENT ADJUSTMENTS . . . . . . . . . . . . . . . . . .   4
              (a)         COMMENCEMENT AND END  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
              (b)         RENT WITHOUT DEDUCTION  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
              (c)         NO REFUND IF DEFAULT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
              (d)         CHANGES TO PROPORTIONATE SHARE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
              (e)         CERTIFICATION OF OPERATING COSTS AND TAXES  . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
              (f)         SURVIVAL OF RENT OBLIGATIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   4
              (g)         BASE RENT LIMITATION ON ADJUSTMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
              (h)         LATE PAYMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5
              (i)         APPLICATION OF PAYMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5

3.00          SECURITY DEPOSIT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5

3.01          USE AND APPLICATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   5

3.02          TRANSFER OF LANDLORD'S INTEREST . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6

4.00          USE OF LEASED PREMISES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6

5.00          BUILDING SERVICES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
                 (a)      HEAT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6
                 (b)      AIR CONDITIONING  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
                 (c)      EXTRA HOURS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
                 (d)      WATER . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   7
                 (e)      JANITORIAL SERVICE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
                 (f)      ELEVATOR SERVICE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
                 (g)      WINDOW COVERINGS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
                 (h)      ELECTRICITY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   8
                 (i)      INTERRUPTION OF SERVICE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9

6.00          TENANT'S OBLIGATIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9

6.01          REPAIRS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9

6.02          DOORS TO BE LOCKED  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10

6.03          HOLDING OVER  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10

6.04          LAWS, RULES AND REGULATIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10

6.05          UNLAWFUL USE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10

6.06          HAZARDOUS MATERIALS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10

6.07          VARIOUS PROHIBITED USES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11

6.08          SOUND DEVICES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11

6.09          ADDITIONAL LOCKS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11

6.10          OVERLOAD ANY FLOOR  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11

6.11          DEFACING LEASED PREMISES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11

6.12          ALTERATIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  11

7.00          RIGHTS RESERVED TO LANDLORD . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13

7.01          CHANGE NAME OR ADDRESS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13

7.02          SIGNS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13

7.03          DESIGNATE SOURCES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13

7.04          PASS KEYS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13

7.05          REDECORATE IF VACANT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13

7.06          INSPECT AND EXHIBIT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13

7.07          MAIL CHUTES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14

7.08          ENTRY AND EXIT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14

7.09          LOCATION APPROVAL . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14

7.10          REPAIRS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14

7.11          ADJACENT WORK . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14

7.12          EXCLUSIVE RIGHTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14

7.13          VENDING MACHINES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14

7.14          RELOCATE TENANT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14

7.15          WINDOW TREATMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15

7.16          DESIGNATE LOCK BOX  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15

7.17          EMERGENCY ACCESS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15

7.18          EXERCISE ALL OTHER RIGHTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15

8.00          LANDLORD'S TITLE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15

9.00          QUIET ENJOYMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15

10.00         WAIVER OF CERTAIN CLAIMS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15

11.00         PREPARATION AND CONDITION OF LEASED PREMISES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16

12.00         LEASE TERMINATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16

12.01         SURRENDER OF KEYS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16

12.02         RETURN OF LEASED PREMISES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16

12.03         REMOVAL OF ADDITIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16

12.04         ABANDONMENT AND REMOVAL OF PROPERTY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17

13.00         ASSIGNMENT AND SUBLETTING . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17

14.00         CASUALTY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19

15.00         RIGHTS AND REMEDIES OF LANDLORD . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19

15.01         PETITION IN BANKRUPTCY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19

15.02         DEFAULT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19

15.03         TERMINATION OF LEASE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20

15.04         COLLECTION OF RENT UPON TERMINATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20

15.05         TENANT ABANDONMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20

15.06         INTEREST  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21

15.07         LANDLORD'S COSTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21

15.08         RESTRAINT OF VIOLATIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21

15.09         LIEN ON TENANT'S PERSONAL PROPERTY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21

16.00         EMINENT DOMAIN  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22

17.00         SUBORDINATION OR SUPERIORITY OF THIS LEASE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22

18.00         SPRINKLERS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22

19.00         NOTICE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22

20.00         SUCCESSORS AND ASSIGNS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23

21.00         INSURANCE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23

22.00         MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24

22.01         FORCE MAJEURE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24

22.02         PARTIAL INVALIDITY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24

22.03         HEADINGS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24

22.04         ORIGINALS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24

22.05         EXECUTION OF FURTHER DOCUMENTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24

22.06         BROKER  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24

22.07         NO REINSTATEMENT OF LEASE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24

22.08         NO WAIVER . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24

22.09         NO OPTION UPON SUBMISSION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25

22.10         FEES FOR SERVICES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25

23.00         ESTOPPEL CERTIFICATE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25

24.00         EXERCISE OF LANDLORD'S POWERS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25

25.00         NO CONSTRUCTION AGAINST DRAFTING PARTY  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25

26.00         NO RECORDING  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25

27.00         LIMITATION ON RECOURSE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25

28.00         WAIVER OF JURY TRIAL  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25

29.00         NO MERGER . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26

30.00         WRITTEN AMENDMENT REQUIRED  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26

31.00         ENTIRE AGREEMENT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26

32.00         AUTHORITY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26

33.00         GOVERNING LAW AND VENUE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26

34.00         BINDING EFFECT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26

35.00         ENERGY CONSERVATION . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26

36.00         MORTGAGE OR GROUND LEASE BY LANDLORD  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26

37.00         OPTION TO RENEW . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27

38.00         ALLOWANCE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27

39.00         PARKING . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28

40.00         RIGHT OF FIRST OFFER  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28

                                   APPENDICES



                                                                                    REFERENCE SECTION
                                                                                    -----------------
Appendix A              Definitions                                                 Preface

Appendix B              Plan of Leased Premises                                     Schedule Item 3

Appendix C              Rent Schedule                                               Schedule Item 5

Appendix D              Tenant Improvement Schedule Item 11.00                      Work Agreement

Appendix E              Cleaning Specifications                                     Section 5.00 (e)

Appendix F              Rules and Regulations                                       Section 6.04

Appendix G              Legal Description                                           Appendix A Definitions -
                                                                                    "Property"

                            LEASE FOR COMMERCE PLAZA
                              OAK BROOK, ILLINOIS

                                 P R E F A C E

         THIS LEASE made November 29, 1995, by and between Metropolitan Life Insurance Company, a corporation organized and existing under the laws of the State of New York, Landlord and the Tenant named in Item 1 of the Schedule. The terms used herein refer to those set forth in Appendix A Definitions or the following Schedule (the "Schedule").


                                S C H E D U L E


 1. Tenant: SPR Chicago, Inc. Form of Business Organization: an Illinois corporation
 2.      Building Address of Leased Premises:  2015 Spring Road
 3. Description of Leased Premises: Suite 750 on the Seventh Floor consisting of approximately 7,966 Rentable Square Feet. (See Appendix B - Plan of Leased Premises.)
 4.      Tenant's Use of Leased Premises:  Executive and General Administrative
         Offices
 5.      Base Rent: $824,401.34 (See Appendix C - Rent Schedule)
 6.      Monthly Installments of Base Rent:  (See Appendix C - Rent Schedule)
 7.      Tenant's Operating Proportionate Share:  4.909% *
 8. Tenant's Tax Proportionate Share: 4.909% based upon Building square footage of 162,272*
 9.      Base Costs: $0.00
10.      Base Taxes: $0.00
11.      Annual Electricity Costs: $7,010.08
12.      Annual Base Rent for Index Rent Calculation:  N/A
13.      Security Deposit: $10,621.33
14. Tenant's Address for Notice Before Possession Date: 1301 West 22nd Street, 7th floor, Oak Brook, Illinois 60521
15.      Tenant's Real Estate Broker:  Strobeck Real Estate, Inc.
16.      Commencement Date:  January 1, 1996
17.      Termination Date:  December 31, 2001
18. Possession Date: The date of the Commencement Date or the date the work (the "Work") described in Appendix D is substantially completed but in no event later than February 1, 1996. In the event that the Possession Date is later than the Commencement Date, the Possession Date shall become the Commencement Date (but no later than February 1,
         1996) and the Termination Date shall be changed to reflect a six (6) year Term from the Commencement Date.
19.      Term:  Six (6) Years
20.      Additional Matters:      37.00 Option to Renew
                                  38.00 Allowance
                                  39.00 Parking
                                  40.00 Right of First Offer

*1994 Operating Expenses were $5.10 a rentable square foot and estimated 1995 Operating Expenses are $5.48 a rentable square foot.

         1.00 LEASE AGREEMENT. Landlord leases to Tenant and Tenant leases from Landlord the Leased Premises for the Term, and covenant and agree pursuant to the terms and conditions as set forth in this Lease.

         2.00    RENT.

         2.01 KINDS OF RENT. Rent and all other payments due from Tenant shall be made to Manager or to such other persons or at such places as Landlord may direct from time to time by written notice to Tenant, in lawful money of the United States of America. Tenant agrees to pay the aggregate of the following each of which, unless otherwise noted shall be due separately without deduction or offset against each other or other amounts due hereunder. Any decrease in Operating Costs, Taxes or other amounts below those set forth in the Base Costs shall not be recoverable by nor credited to Tenant.

                 (a) BASE RENT. Base Rent to be paid in monthly installments in advance on or before the first day of each calendar month during the Term without demand and without any set-off or deduction whatsoever in the amount set forth in the Schedule. Tenant shall pay an amount equal to one full monthly installment of Base Rent at the time of execution of the Lease, which amount shall be credited to the first full monthly installment of Base Rent payable hereunder. If the Term commences other than on the first day of the month or ends other than on the last day of the month, the Base Rent for such months shall be prorated and the prorated Base Rent for the portion of the month in which the Term commences shall also be paid at the time of execution of the Lease. Unpaid Base Rent and other amounts due under this Lease shall bear interest at the rates provided for in the Lease from the date due until paid.

                 (b) OPERATING ADJUSTMENT RENT. Operating Adjustment Rent to be paid monthly in advance in an estimated amount as adjusted by Landlord from time to time to cover Tenant's Operating Proportionate Share of the increase in any Comparison Year in Operating Costs for said Comparison Year over Base Costs.

                 (c) TAX ADJUSTMENT RENT. Tax Adjustment Rent to be paid monthly in advance in an estimated amount as adjusted by Landlord from time to time to cover the Tenant's Tax Proportionate Share of the increase in any Comparison Year in Taxes for said Comparison Year over Base Taxes.

                 (d)      INDEX RENT.  [INTENTIONALLY DELETED]

                 (e) ADDITIONAL RENT. Additional Rent consisting of all of the sums, liabilities, obligations and other amounts (excepting Base Rent, Operating Adjustment Rent and Tax Adjustment Rent) which Tenant is required to pay or discharge pursuant to this Lease, all as hereafter provided. Additional Rent shall be due and payable within ten (10) days after statement from Landlord. Without limitation on other obligations of Tenant which shall survive the expiration of the Term, the obligations of Tenant to pay the Additional Rent provided for in this Section 2.00 shall survive the expiration of the Term.

         2.02    PAYMENT OF ADJUSTMENT RENT.

                 (a) PAYMENT OF ESTIMATED OPERATING ADJUSTMENT RENT AND TAX ADJUSTMENT RENT. Landlord shall estimate the Operating Costs and Taxes each Year. Such estimates may be revised by Landlord one or more times during the Year as necessary to make such estimates more accurate.

                 If Landlord's estimate of Operating Costs in any Year reflects an increase in the Operating Costs beyond the Base Costs set forth in the Schedule, upon notice from Landlord, Tenant shall pay Landlord one twelfth (1/12th) of Tenant's Operating Proportionate Share of such estimated increase in such costs for each month in such Year on the first day of each calendar month during the Year. If at one or more times during such Year Landlord revises its estimate of Operating Costs for such Year, Landlord may notify Tenant of such revised estimate and of the increase or decrease in Tenant's Operating Proportionate share of such revised estimate payable monthly thereafter during such Year necessary to cause the total monthly payments during such Year to equal Landlord's then current estimate of the Tenant's Operating Proportionate Share for such Year. Tenant shall thereafter pay such revised monthly payment amount on the first day of each calendar month thereafter during such Year.

                 If Landlord's estimate of Taxes in any Year reflects an increase in the Taxes beyond the Base Taxes set forth in the Schedule, upon notice from Landlord, Tenant shall pay Landlord one-twelfth (1/12th) of Tenant's Tax Proportionate Share of such estimated increase in such Taxes for each month in such Year on the first day of each calendar month during the Year. If at one or more times during such Year Landlord revises its estimate of Taxes for such Year, Landlord may notify Tenant of such revised estimate and of the increase or decrease in Tenant's Tax Proportionate Share thereafter payable during such Year necessary to cause the total monthly payments during such Year to equal Landlord's then current estimate of the Tenant's Tax Proportionate Share for such Year. Tenant shall thereafter pay such revised monthly payment amount on the first day of each calendar month thereafter during such Year.

                 (b) CORRECTION OF OPERATING ADJUSTMENT RENT. Each Year Landlord shall deliver to Tenant a report setting forth the actual Operating Costs for the preceding Year and a statement of the amount of Operating Adjustment Rent that Tenant has paid and is payable for that preceding Year. Within thirty (30) days after receipt of such report, Tenant shall pay to Landlord the amount of Operating Adjustment Rent due for the preceding Year (or a portion thereof if the Lease was not in effect for the entire Year) minus any estimated payments made by Tenant or credits due Tenant for such previous Year. If Tenant's estimated payments of Operating Adjustment Rent exceed the amount due Landlord for the Comparison Year in question, Landlord, at its option, shall either refund any such amount to Tenant or apply any such amount as a credit against Tenant's other obligations under this Lease.

                 (c) CORRECTION OF TAX ADJUSTMENT RENT. Each Year Landlord shall deliver to Tenant a report setting forth the actual Taxes for the preceding Year and a statement of the amount of Tax Adjustment Rent that Tenant has paid and is payable for that preceding Year. Within thirty (30) days after receipt of such report, Tenant shall pay to Landlord the amount of Tax Adjustment Rent due for the preceding Year (or a portion thereof if the Lease was not in effect for the entire Year) minus any estimated payments made by Tenant or credits due Tenant for such previous Year. If Tenant's estimated payments of Tax Adjustment Rent exceed the amount due Landlord for the Comparison Year in question, Landlord, at its option, shall either refund any such amount to Tenant or apply any such amount as a credit against Tenant's other obligations under this Lease.

         2.03    RULES OF INTERPRETATION AND COMPUTATION OF BASE RENT AND RENT
                 ADJUSTMENTS:

                 (a) COMMENCEMENT AND END. If this Lease commences or ends on other than the first day or last day of a month, respectively, the Rent for the month in which this Lease so begins or ends shall be prorated. The Rent due for any such month shall be a sum equal to the total of the Base Rent, Operating Adjustment Rent and Tax Adjustment Rent payable for a full month multiplied by a fraction, the numerator of which is the number of days in the month in which the Lease was in effect and the denominator of which is the total number of days in the month.

                 (b) RENT WITHOUT DEDUCTION. All Rent shall be paid to Manager without deduction or offset at the office of Manager at the Property or to such other person or place as Landlord may from time to time designate in writing. The covenants to pay Rent shall be independent of any other covenant.

                 (c) NO REFUND IF DEFAULT. If Tenant is in default of any of its obligations under this Lease, Tenant shall not be entitled to any refund of any sum which may otherwise be due it by application of any provision of this Lease until any and all Tenant's defaults under the Lease are cured by Tenant.

                 (d) CHANGES TO PROPORTIONATE SHARE. If any changes are made to this Lease or to the Property changing the number of Rentable Square Feet contained in the Leased Premises or significantly changing the number of Rentable Square Feet in the Property, Tenant's Operating Proportionate Share and Tenant's Tax Proportionate Share may be appropriately adjusted.

                 (e) CERTIFICATION OF OPERATING COSTS AND TAXES. The annual statement of actual Operating Costs and Taxes to be furnished by Landlord under this Section shall be prepared in accordance with generally accepted accounting principles. Failure by Landlord to submit such a statement shall not prejudice Landlord's right to collect any Rent or other sum that is due. In the event of any dispute as to any Operating Adjustment Rent or Tax Adjustment Rent, Tenant shall have the right to inspect Landlord's accounting records relative to Operating Costs and Taxes at Landlord's accounting office during normal business hours at any time within sixty (60) days following the furnishing by Landlord to Tenant of such statement. Unless Tenant shall take written exception to any item in any such statement within such sixty (60) day period, such statement shall be considered as final and accepted by Tenant. If Tenant makes such timely written exception, a certification as to the proper amount of Operating Adjustment Rent and Tax Adjustment Rent shall be made by Landlord's independent certified public accountant which shall be final and conclusive. Tenant agrees to pay the cost of such certification unless it is determined that Landlord's original determination of Taxes and Operating Costs was in error by more than three percent (3%).

                 (f) SURVIVAL OF RENT OBLIGATIONS. In the event of the termination of this Lease by expiration of the Term or for any other cause or reason whatsoever prior to the determination of Operating Adjustment Rent, Tax Adjustment Rent and Additional Rent, Tenant's agreement to pay any such sums shall survive termination of the Lease. Tenant shall pay any amount due to Landlord within fifteen (15) days after being billed therefor. In the event of the termination of this Lease by expiration of the Term or for any other cause or reason whatsoever, except default by Tenant of any of the terms or provisions of this Lease, prior to the determination of

         Operating Adjustment Rent or Tax Adjustment Rent, as hereinabove set forth, Landlord's agreement to refund any excess Tenant's estimates paid by Tenant over the Operating Adjustment Rent or Tax Adjustment Rent up to the time of termination shall survive termination of the Lease and Landlord shall pay the amount due to Tenant within fifteen
         (15) days of Landlord's determination of such amount.

                 (g) BASE RENT LIMITATION ON ADJUSTMENT. No adjustment to Operating Adjustment Rent or Tax Adjustment Rent shall result in the payment by Tenant in any Comparison Year of less than the Base Rent shown on the Schedule. All amounts owed to Landlord hereunder, for which the date of payment is not expressly fixed herein, shall be paid within thirty (30) days from the date Landlord renders statements of account therefor and shall bear interest at the rate provided in
         Section 15.06 from the date due until paid.

                 (h) LATE PAYMENTS. Any payment of Rent which is not received within five (5) days after it is due will be subject to a late charge equal to five percent (5%) of the unpaid payment, or $100.00, whichever is greater. This amount is in compensation of Landlord's additional cost of processing late payments.

                 (i) APPLICATION OF PAYMENTS. Landlord shall have the right to apply payments received from Tenant pursuant to this Lease (regardless of Tenant's designation of such payments) to satisfy any obligations of Tenant hereunder, in such order and amounts as Landlord in its sole discretion may elect.

         3.00    SECURITY DEPOSIT.     (See Schedule)

         3.01 USE AND APPLICATION. As additional security for the full and prompt performance of its obligations hereunder, Tenant has concurrently with the execution of this Lease paid to Landlord the amount set forth on the Schedule. Said Security Deposit need not be segregated and may be applied by Landlord for the purpose of payment of Rent or other sums due from Tenant, curing any default or defaults of Tenant hereunder, or for the payment of any sum which Landlord may be required to expend by reason of Tenant's default or to pay to Landlord any loss or damages Landlord may suffer by reason of Tenant's default. Tenant shall replenish said deposit in full within five (5) days after written demand therefor by paying to Landlord on demand the amount so applied. Tenant's failure to do so shall be a material breach of this Lease. Application of the Security Deposit, or any portion thereof, by Landlord shall not prevent Landlord from exercising any other right or remedy provided by this Lease or by law (it being intended that Landlord shall not first be required to proceed against the Security Deposit) and shall not operate as a limitation on any recovery to which Landlord may otherwise be entitled. Landlord shall not pay any interest on said deposit except as required by law. After the termination of this Lease and the vacation of the Leased Premises by Tenant, any portion of said Security Deposit then being held by Landlord which Landlord is not entitled to apply as aforesaid shall be returned to Tenant. In the absence of evidence satisfactory to Landlord of any permitted assignment of the right to receive the Security Deposit or the remaining balance thereof, Landlord may return the same to the original Tenant, regardless of one or more assignments of Tenant's interest in this Lease or the Security Deposit. In such event Landlord shall be completely relieved of liability under Section 3.00 or otherwise with respect to the Security Deposit. Said Security Deposit shall not be deemed an advance payment of Rent, a payment of Rent for the last month of the Term, a payment of liquidated damages, or a measure of Landlord's damages for any default hereunder by Tenant. The use, application or intention of the Security Deposit, or any portion thereof, by Landlord shall not prevent Landlord from exercising any other right or remedy provided by this Lease or by law, it being intended that Landlord shall not first be required to proceed against the Security Deposit, and shall not operate as a limitation on any recovery to which Landlord may otherwise be entitled.

         3.02 TRANSFER OF LANDLORD'S INTEREST. Tenant acknowledges that Landlord has the right to transfer or mortgage its interests in the Property, and this Lease, or any of them, and Tenant agrees that in the event of any such transfer, Landlord shall have the right to transfer all its interests with respect to the Property, including but not limited to, the Security Deposit to the transferee. Upon the delivery by Landlord to such transferee of said interests, including the Security Deposit, Landlord shall be released from all liability or obligation for the return of, or otherwise with respect to said interests, or the Security Deposit or interest thereon, and Tenant, for itself and its successors and assigns, agrees to look solely to such transferee thereafter, including, but not limited to the return of the Security Deposit and interest thereon, if any.

         4.00 USE OF LEASED PREMISES. The Leased Premises shall be occupied and used by Tenant only for executive and general administrative offices directly pertaining to the operation of Tenant's business for the use set forth on the Schedule, and for no other purpose. Without limiting the generality of the foregoing, no use shall be made of the Leased Premises nor acts done which will increase the existing rate of insurance upon the Property or cause a cancellation of any insurance policy covering the Property or any part thereof. Tenant shall not permit to be kept, used or sold in or about the Leased Premises any article which may be prohibited by Landlord's insurance policies. Tenant will not in any way obstruct or interfere with the rights of other tenants or injure or annoy them. Tenant shall not occupy or use the Leased Premises or permit the Leased Premises to be occupied or used for any purpose, act or thing which is in violation of any public law, ordinance or governmental regulation which is now in effect or may be enacted after the date of this Lease, or which may be dangerous to persons or property.

         5.00 BUILDING SERVICES. Landlord agrees to furnish services to the Tenant without charge except for electricity and as otherwise specifically provided herein, as follows:

                 (a) HEAT. During reasonable hours (8:00 a.m. to 6:00 p.m. Monday through Friday and 9:00 a.m. to 1:00 p.m. on Saturdays) or such hours as generally maintained by comparable office buildings in the area, of generally recognized business days, as reasonably determined by Landlord, for comfortable occupancy of the Leased Premises by Tenant. Tenant agrees to keep and cause to be kept closed all windows in the Leased Premises and shall keep closed doors connecting the Leased Premises to public corridors and at all times to cooperate fully with the Landlord in the operation of the heating system and to abide by all reasonable regulations and requirements which Landlord may prescribe to permit the proper functioning and protection of the heating system. Landlord reserves the right to stop the heating system when necessary by reason of accident or emergency or for repairs, alterations, replacements or improvements, which in the judgment of the Landlord are desirable or necessary, until said repairs, alterations, replacements, or improvements shall have been completed. Landlord shall have no responsibility or liability for failure to supply heating during said period mentioned just above or when prevented from so doing by any cause beyond Landlord's reasonable control or by laws, orders or regulations of any Federal, State, County or Municipal authorities and Tenant shall be entitled to no diminution or abatement of Rent by reason of the stoppage of such heating for any of the aforesaid reasons whatsoever nor shall the same in any way affect the obligation of Tenant to perform and fulfill its covenants under this Lease. Landlord agrees to make any repairs to the heating system promptly and with due diligence.

                 (b) AIR CONDITIONING. Landlord shall operate an air conditioning system in the Leased Premises on generally recognized business days during generally recognized business hours (8:00 a.m. to 6:00 p.m. on Monday through Friday and 9:00 a.m. to 1:00 p.m. on Saturdays) or such hours as generally maintained by comparable office buildings in the area, in accordance with rules and regulations promulgated by Landlord, as may, in Landlord's judgement, be reasonably required for comfortable occupancy of the Leased Premises by Tenant. Landlord's obligation for such service will be for normal business use and with light office machinery and shall not be applicable to any areas in the Leased Premises using heavy business machinery or other use which adversely affects the temperature or humidity which would otherwise be maintained in the Leased Premises. Tenant agrees to keep and cause to be kept closed all windows in the Leased Premises and shall keep closed doors connecting the Leased Premises to public corridors and at all times to cooperate fully with the Landlord in the operation of said system and to abide by all reasonable regulations and requirements which Landlord may prescribe to permit the proper functioning and protection of the air conditioning systems. Landlord reserves the right to stop the air conditioning systems when necessary by reason of accident or emergency or for repairs, alterations, replacements or improvements, which in the judgement of the Landlord are desirable or necessary, until said repairs, alterations, replacements or improvements, shall have been completed. Landlord shall have no responsibility or liability for failure to supply air conditioning during said period mentioned just above or when prevented from so doing by any cause beyond Landlord's reasonable control or by laws, orders or regulations of any Federal, State, County or Municipal authorities and Tenant shall be entitled to no diminution or abatement of Rent by reason of the stoppage of such air cooling or conditioning for any of the aforesaid reasons whatsoever nor shall the same in any way affect the obligation of Tenant to perform and fulfill its covenants under this Lease.
         Landlord agrees to make any repairs to the air conditioning system promptly and with due diligence.

                 Whenever heavy concentration of personnel, motors, machines or equipment, including telephone equipment, used in the Leased Premises adversely affect the temperature or humidity otherwise maintained by the air conditioning system, Landlord reserves the right to install supplementary air conditioning units in the Leased Premises and the cost thereof, including the cost of installation and the cost of operation and maintenance thereof, shall be paid by Tenant to Landlord upon demand by Landlord.

                 (c) EXTRA HOURS. Landlord may also furnish heat and air conditioning at such other times as are not provided for above on condition that Tenant gives Landlord not less than two (2) business days notice of Tenant's needs for such additional heating or air conditioning and provided Tenant pays to Landlord its regular charges for such additional heating or air conditioning at rates to be established from time to time. Such charges will be prorated by Landlord between requesting user-tenants if more than one tenant in the Building requests such additional heating or air conditioning at overlapping times and the proration shall be based on the area of the Building leased to such tenants and their respective periods of use.

                 (d) WATER. Landlord shall furnish cold water from regular Building outlets for drinking, lavatory and toilet purposes drawn through fixtures installed by Landlord, and hot water for lavatory purposes from the regular supply of the Building. Tenant shall pay Landlord at rates fixed by Landlord for water furnished for any other purpose as Additional Rent hereunder. Tenant shall not waste or permit the waste of water. Landlord shall furnish water as provided by the Village of Oak Brook without any additional treatment.

                 (e) JANITORIAL SERVICE. Landlord shall furnish janitorial and cleaning services as set forth in Appendix E - Cleaning Specifications, which specifications may be amended from time to time hereafter. Tenant shall not provide janitor services without the prior written consent of Landlord and then only subject to the supervision of Landlord (but not as agent or servant of Landlord) and at Tenant's sole responsibility, cost and expense, by contractors or employees satisfactory to Landlord.

                 (f) ELEVATOR SERVICE. Landlord shall furnish operatorless passenger elevator service in common with Landlord and other tenants. Freight elevator service shall be available in common with Landlord and other tenants and any use of the freight elevator service by Tenant and contractors or employees of Tenant shall be at Tenant's sole responsibility and expense and at times satisfactory to and subject to scheduling by Landlord. Tenant shall abide by all rules and regulations established by Landlord from time to time with respect to the use of passenger elevator service and freight elevator service.

                 (g) WINDOW COVERINGS. Landlord shall determine treatment for exterior windows of standard type and color for the Building, which Tenant agrees not to remove or alter.

                 (h) ELECTRICITY. Landlord will furnish all electricity consumed in the Leased Premises. Tenant shall pay for all electricity required during janitorial service and for alterations and repairs to the Leased Premises. Tenant shall also pay for all electricity required for the operation of any special air conditioning, ventilating, office machinery, or equipment requiring extra electricity.

         Tenant covenants and agrees that Landlord shall in no event be liable or responsible to Tenant for any loss, damage or expense which Tenant may sustain or incur if either the quality or character of electrical service is changed or is no longer suitable for Tenant's requirements. Tenant covenants and agrees that at all times its use of electric current shall never exceed the capacity of existing feeders to the Building when reviewed in conjunction with electrical usage of other tenants in the Building or in the Leased Premises or wiring or installation; and also that it shall make no alterations or additions to the electric equipment and/or appliances without obtaining the prior written consent of Landlord in each instance.

                 (1) Separately metered electricity. In the event the Leased Premises are separately metered, Tenant shall make arrangements directly with the utility servicing the Building and shall pay the entire cost of all electricity consumed within the Leased Premises.

                 (2) Not separately metered electricity. In the event the Leased Premises are not separately metered for electricity, Tenant shall pay Landlord on a flat rate basis for the cost of such electricity at the rate shown on the Schedule. Payment of such annual rate shall be made in 12 monthly installments of one-twelfth (1/12) of such annual rate on the first day of each calendar month during the Term and shall be deemed to be additional Rent hereunder. Landlord shall have the exclusive right to adjust Tenant's annual rate for electricity at any time to reflect any increase in the cost of electricity to Landlord or any increase in use of electricity by Tenant.

                 At any time hereafter, and to the extent permitted or required by law or regulation, Landlord shall have the option to require Tenant to pay such electricity charges directly to the utility supplying the electricity and to have Tenant reimburse Landlord for the cost of separate meters serving the Leased Premises and for the cost of installation thereof and in that event the monthly charge referred to in Section
         5.00 (i)(2) above shall be discontinued.

                 (i) INTERRUPTION OF SERVICE. Landlord does not warrant that any service or any equipment used in connection with the services stated herein will be free from interruptions and Landlord reserves the right to temporarily discontinue such service as may be necessary by reason of repairs, renewals or improvements, by strike, lockout or other labor controversies, accidents, inability to obtain fuel, steam, water or supplies, governmental regulations, any accident or casualty whatsoever, the act or default of Tenant or other persons or other causes beyond the reasonable control of Landlord. No such interruption of service shall be deemed an eviction or disturbance of Tenant's use and possession of the Leased Premises or any part thereof, or render Landlord liable to relieve Tenant from performance of Tenant's obligations under this Lease, nor shall Tenant be entitled to diminution or abatement of Rent by reason of the unavailability of said service. Tenant hereby waives and releases all claims against Landlord for damages for interruption or stoppage of service. Should service to Tenant be interrupted due to Landlord's negligent or willful act or failure to act for five (5) consecutive business days or longer, Base Rent shall be abated on a per diem basis for the period and to the extent that Tenant is unable to utilize the Leased Premises due to the unavailability of air conditioning, water, heat or electricity. Notwithstanding anything contained herein to the contrary, except when Landlord is prevented from so delivering said service by any cause beyond Landlord's reasonable control or by laws, orders or regulations of any federal, state, county or municipal authorities, should service to Tenant be interrupted for one hundred eighty (180) consecutive days, Tenant may, upon thirty (30) days' prior written notice to Landlord, terminate this Lease, provided that Rent shall be paid through the date such service was interrupted. Landlord shall not be obligated to provide any services other than those expressly set forth above. The foregoing notwithstanding, if Landlord provides any additional work or services requested by Tenant or provides any unusual amount of the work or services provided (including service furnished outside any stipulated hours), Tenant shall pay Landlord, as Additional Rent hereunder, at rates as Landlord may from time to time establish.

         6.00    TENANT'S OBLIGATIONS.

         6.01 REPAIRS. Except for ordinary wear and as otherwise provided in this Lease, Tenant shall at all times during the Term hereof, at its sole expense, keep the Leased Premises and every part thereof in good order, repair and condition, and Tenant shall arrange with Landlord at Tenant's sole expense for the prompt repair of all damages to the Leased Premises and the replacement or repair of all damaged or broken glass (including signs thereon), fixtures and appurtenances (including hardware and heating, cooling, ventilating, electrical, plumbing and other mechanical facilities in the Leased Premises), with materials equal in quality and class to the original materials damaged or broken, all repairs and replacements to be made under the supervision and with the prior written approval of Landlord, using contractors or persons designated by Landlord. If Tenant does not promptly make such arrangements, Landlord may, but need not, make such repairs and replacements and the amount paid by Landlord for such repairs and replacements shall be deemed Additional Rent reserved under this Lease due and payable forthwith. Landlord and its designees may, but shall not be required to, enter the Leased Premises at all reasonable times to make any repairs, alterations, improvements or additions, including, but not limited to, ducts and all other facilities for heating and air conditioning service, as Landlord shall desire or deem necessary for the safety, preservation or improvement of the Property, or as Landlord may be required to do by any governmental authority or court order or decree. The cost of all repairs to the Property made necessary as a result of misuse or neglect by Tenant or Tenant's employees, invitees or agents including a percentage thereof sufficient to reimburse Landlord for overhead, general conditions, fees and other costs arising from Landlord's involvement in said repairs, shall be immediately paid as Additional Rent by Tenant to Landlord upon being billed for same.

         6.02 DOORS TO BE LOCKED. Before leaving the Leased Premises unattended, Tenant shall close and securely lock all doors providing access to the Leased Premises to the extent the controls for same are within the Leased Premises, shut off all utilities in the Leased Premises. Any damage resulting from failure to do so shall be paid by Tenant.

         6.03 HOLDING OVER. Tenant shall pay to Landlord the monthly Rent computed on a per month basis for each month or part thereof (without reduction for any such partial month) Tenant retains possession of the Leased Premises or any part thereof after the expiration of the Term, by lapse of time or otherwise, at double the amount of the Rent then required by the terms hereof for the last monthly period prior to the date of such expiration and also pay all damages, direct or indirect, sustained by Landlord by reason of such retention beyond a period of thirty (30) days, or, if Landlord gives notice in writing to Tenant (and not otherwise), such holding over shall constitute renewal of this Lease at Landlord's election for either (i) two hundred percent (200%) of the then current Rent (including Additional Rent); or (ii) that amount set forth in a written notice from Landlord to Tenant prior to the holding over, but acceptance by Landlord of Rent after such expiration shall not constitute a renewal or extension nor waive Landlord's right of re-entry or any other right of Landlord.

         6.04 LAWS, RULES AND REGULATIONS. With respect to the Leased Premises and the use and occupancy thereof, Tenant agrees that it and its employees, agents, clients, customers, invitees, visitors and guests will comply with all rules and regulations ("Rules and Regulations") Landlord may adopt from time to time for the use, safety, cleanliness and care of the Property and its tenants and occupants, and to comply with all laws, ordinances, orders, Rules and Regulations, and all decrees of court and with the directions of any governmental department or agency. Present Rules and Regulations of Landlord are contained in Appendix F. The violation of the Rules and Regulations governing Tenant's use of the Leased Premises shall be a default under this Lease allowing Landlord all remedies for default provided under this Lease and any remedies available at law or in equity, including the right to enjoin any breach of such Rules and Regulations. Landlord shall not be responsible to Tenant for violation of Rules and Regulations or terms of this Lease by another tenant nor shall failure to obey the same by others or lack of enforcement relieve Tenant from its obligations to comply therewith. Modifications or additions to the Rules and Regulations will be effective upon notice to Tenant from Landlord and in the event of any conflict between the provisions of this Lease and the Rules and Regulations, the provisions of this Lease will govern. Landlord shall use reasonable efforts to enforce the rules and regulations of the Building in a uniform and non-discriminatory manner.

         6.05 UNLAWFUL USE. Tenant shall not make or permit any use of the Leased Premises which, directly or indirectly, is forbidden by law, ordinance, governmental or municipal regulations or order, or which may be dangerous to life, limb or property.

         6.06 HAZARDOUS MATERIALS. Tenant shall not use or permit to be brought into or kept in the Leased Premises or on the Property any inflammable oils or fluids, or any explosive or other articles deemed hazardous to person or property; or do or permit to be done any act or thing which will invalidate or be in conflict with fire or other insurance policies covering the Property or its operation, or the Leased Premises, or part of either, or do or permit to be done anything in or upon the Leased Premises, which shall not comply with all rules, orders, regulations or requirements of the Illinois Inspection and Rating Bureau, the Fire Insurance Rating Organization, the Board of Fire Underwriters, or any similar organization

(and Tenant shall at all times comply with all such rules, regulations or requirements), or which shall increase the rate of insurance on the Property, its appurtenances or contents. If by reason of the failure of Tenant to comply with the provisions of this paragraph, including, but not limited to, the use to which Tenant shall put the Leased Premises, any insurance coverage is jeopardized or insurance premiums are at any time increased above what they otherwise would be, Landlord shall have the option, in addition to its other rights and remedies, either to terminate this Lease or to require Tenant to make immediate payment of the increased insurance premium as Additional Rent.

         6.07 VARIOUS PROHIBITED USES. Tenant shall not install or operate any refrigerating, heating or air conditioning apparatus or carry on any mechanical business without the prior written consent of Landlord; use the Leased Premises for housing, lodging or sleeping purposes or for any immoral or illegal purposes; permit preparation or warming of food in the Leased Premises (warming of coffee and individual meals of employees excepted); permit food to be brought into the Leased Premises for sale or consumption therein except coffee and individual meals of employees, without the prior written consent of Landlord, or permit the manufacture, sale, purchase, use or gift of any alcoholic liquors in the Leased Premises or on the Property. Landlord may in its sole discretion refuse permission or impose any conditions in granting it, and revoke it at will.

         6.08 SOUND DEVICES. Tenant shall not place any radio or television antenna aerial wires or other equipment on the roof or on or in any part of the inside or outside of the Building other than the inside of the Leased Premises; operate or permit to be operated any musical or sound producing instrument or device inside or outside the Leased Premises which may be heard outside the Leased Premises; or operate any electrical device which may interfere with or impair radio or television broadcasting or reception from or in the Property or elsewhere.

         6.09 ADDITIONAL LOCKS. Tenant shall not attach or permit to be attached additional locks or similar devices to any door, transom or window; change existing locks or the mechanism thereof; or make or permit to be made any keys for any door other than those provided by Landlord. (If more than two
(2) keys for one (1) lock are desired, Landlord will provide them upon payment therefor by Tenant.)

         6.10    OVERLOAD ANY FLOOR.  Tenant shall not overload any floor.

         6.11 DEFACING LEASED PREMISES. Except for Decoration (as hereinafter defined), Tenant shall not do any painting or decorating in the Leased Premises; or mark, paint, cut or drill into, drive nails or screws into, or in any way deface any part of the Leased Premises or the Building, outside or inside, without the prior written consent of Landlord. (If Tenant desires signal, communication, alarm or other utility security or alarm systems, or service connections installed or changed, the same shall be made by and at the expense of Tenant, with the written approval and under direction of Landlord.) For purposes of this Section 6.11 and Section 6.12 of this Lease, "Decoration" shall be deemed to mean any alteration, improvement, addition, installation or construction (for example, painting the interior walls, installing carpeting or picture hanging) in or to the Leased Premises or any Building systems serving the Leased Premises by the Tenant which does not require a building permit and which does not involve any of the structural elements of the Building, or any of the Building's systems, including, without limitation, its electrical, mechanical, plumbing and security and life/safety systems. Subject to all other requirements of this Section 6.11 and Section 6.12, Tenant may undertake Decoration work without Landlord's prior written consent.

         6.12 ALTERATIONS. Except for Decoration, Tenant shall not do any painting or decorating, erect any partitions, make any installations, alterations, improvements or additions in or to the

Leased Premises without submitting plans and specifications to Landlord and securing the prior written consent of Landlord in each instance. Landlord need not give its consent, but if Landlord does, it may impose such conditions with respect thereto as Landlord deems appropriate, including, without limitation, requiring Tenant to furnish Landlord with security for the payment of all costs to be incurred in connection with such work and insurance against liabilities that may arise out of such work. Such work shall be done at the sole cost and expense of Tenant by employees of or contractors employed by Landlord, or with Landlord's consent in writing given prior to letting of contract, by contractors employed by Tenant, but in each case, only under written contract previously approved in writing by Landlord. All installations, alterations, improvements and additions shall be constructed in a good and workmanlike manner and only new and good grades of material shall be used, with quality at least equal to that used in the Building and shall comply with all insurance requirements, and with all applicable laws, ordinances, rules and regulations of governmental departments or agencies. Tenant shall promptly pay when due the cost of all such work and of decoration required by reason thereof and reimburse Landlord for its cost, including reasonable compensation for Landlord's general conditions, fees and other costs and expenses arising from the involvement of Landlord or Manager in such work. Tenant shall permit Landlord to supervise all construction operations within the Leased Premises. If alterations are made by Tenant's contractors, Tenant shall furnish to Landlord prior to commencement thereof building permits, bonds and certificates of appropriate insurance, title insurance or bond for mechanics' liens, and each shall name Landlord as an additional insured party, and upon completion of any installation, alteration, improvement or addition, Contractor's Affidavits and full and final Waivers of Lien covering all labor and material expended and used. Tenant shall hold Landlord harmless from all claims, costs, damages, liens and expenses which may arise out of or be connected in any way with said installations, alterations, improvements or additions. All alterations, additions, fixtures and improvements, whether temporary or permanent in character, made in or upon the Leased Premises either by Tenant or Landlord will immediately become Landlord's property and at the end of the Term remain in the Leased Premises without compensation to Tenant unless Landlord notifies Tenant at the time such alterations, additions, fixtures or improvements are approved that such alterations, additions, fixtures or improvements must be removed by Tenant on or before the end of the Term in compliance with the requirements of this Section 6.12.

         Any work permitted to be undertaken by Tenant shall be performed in such a fashion and by such means as necessary to maintain peace and harmony among the other contractors including, but not limited to, collective bargaining agreements and organizations serving the Property and the other tenants and so as not to cause interference with the continuance of work to be performed or services to be rendered to the Property or the other tenants.

         Tenant agrees to protect, defend and indemnify Landlord, its officers, agents and employees, the Leased Premises and the Property from and against any and all liabilities of every kind and description which may arise out of or be connected in any way with said alterations, improvements or repairs or the like whether performed by or under the direction of Landlord and at the cost of Tenant or performed by Tenant. Any mechanics' lien filed against the Leased Premises or the Property or any notice which is received by either Landlord or Tenant for work or materials furnished or claimed to be furnished to Tenant or the Leased Premises shall be released and discharged by Tenant; and, if such lien or notice is filed, it shall be released and discharged of record by Tenant, in either case, within ten (10) days after such filing or receipt, whichever is applicable, at Tenant's expense. If Tenant chooses to contest such claim, notice or lien, Tenant may do so in place of causing the release and discharge thereof provided Tenant, within said ten (10) day period, delivers to Landlord security reasonably required by Landlord to guarantee over such claim or lien. Upon completion of any of the above-mentioned work in this
Section 6.00 and its subdivisions, Tenant shall furnish Landlord with contractors' affidavits and full and final waivers of lien, each conforming to the applicable Illinois statutory requirements, and receipted bills covering all labor and materials expended and used. Insofar as applicable to the work or material for which payment is requested or notice or lien claim is made, Landlord in its sole discretion shall make available for partial or final payment or release thereof such funds as may have been deposited with it by Tenant for the estimated cost of such work. Landlord may require that Tenant remove any or all alterations, additions, fixtures and improvements which were made in or upon the Leased Premises after the initial improvements to the Leased Premises, provided Landlord notifies Tenant at the time Landlord is aware of and is asked to consent to such alteration, additions, fixtures and improvement that Tenant will be required to remove same at the end of the Term. In that event, Tenant shall remove such alterations, additions, fixtures and improvements at Tenant's sole cost and will restore the Leased Premises to the condition in which they were before such alterations, additions, fixtures, improvements and additions were made, reasonable wear and tear excepted.

         Tenant will have the right to install or relocate free standing work station partitions either as part of the initial improvement of the Leased Premises, or, after such initial improvement, without Landlord's prior written consent, so long as no building or other governmental permit is required for their installation or relocation; however, if a permit is required, Landlord will not unreasonably withhold its consent to such relocation or installation. Tenant acknowledges that any installation or relocation of such partition may affect the heating, cooling, power and lighting required by the Leased Premises and any increased costs attributable to such changes will be payable by Tenant to Landlord as Additional Rent. The free standing work station partitions for which Tenant pays will be part of Tenant's trade fixtures for all purposes under this Lease. All other partitions which are installed in the Leased Premises are and will be Landlord's property for all purposes under this Lease.

         7.00 RIGHTS RESERVED TO LANDLORD. Landlord shall have the following rights exercisable without notice and without liability to Tenant for damage or injury to property, person or business (all claims against Landlord for damage being hereby released), and the exercise thereof shall not be deemed to effect an eviction or disturbance of Tenant's use or possession or give rise to any claim for setoff, or abatement of Rent or any other claim or affect any of Tenant's obligations hereunder:

         7.01 CHANGE NAME OR ADDRESS. To change the name or street address of the Building or Property;

         7.02 SIGNS. To install and maintain signs on the exterior and interior of the Building or anywhere on the Property;

         7.03 DESIGNATE SOURCES. To designate all sources furnishing sign painting and lettering, ice, mineral or drinking water, beverages, foods, towels, vending machines, lamps or bulbs, or toilet supplies used or consumed on the Property;

         7.04 PASS KEYS. To retain at all times and to use passkeys to the Leased Premises and keys to all locks within and into the Leased Premises. No locks or bolts shall be altered, changed or added without the prior written consent of Landlord;

         7.05 REDECORATE IF VACANT. To decorate, remodel, repair, alter or otherwise prepare the Leased Premises for reoccupancy any time after Tenant vacates or abandons the Leased Premises. Such acts of Landlord shall not relieve Tenant of its obligation to pay Rent to the Termination Date;

         7.06 INSPECT AND EXHIBIT. To enter the Leased Premises at reasonable hours to make inspections, or to exhibit the Leased Premises to prospective tenants, lenders, purchasers or others, or for other reasonable purposes;

         7.07 MAIL CHUTES. To have access to all mail chutes according to the rules of the United States Post Office;

         7.08 ENTRY AND EXIT. To require all persons entering or leaving the Building or Property during such hours as Landlord may from time to time reasonably determine to identify themselves to a watchman by registration or otherwise and to establish their right to leave or enter, and to exclude or expel any peddler, solicitor or beggar at any time from the Leased Premises or the Property; and to require Tenant, its employees, agents, and visitors to enter and exit the Property at locations and in such fashion as Landlord may designate from time to time, and in all other respects to control the entrance and access to the Property;

         7.09 LOCATION APPROVAL. To approve the weight, size and location of safes, filing cabinets or systems, computers, all other heavy articles in and about the Leased Premises and the Building and to require all such items and other office furniture and equipment to be moved in and out of the Property and Leased Premises only at such time and in such manner as Landlord shall direct and in all events at Tenant's sole risk and responsibility;

         7.10 REPAIRS. At any time or times, to decorate and to make repairs, alterations, additions and improvements, structural or otherwise, in or to the Leased Premises, the Property or part thereof, to erect, use and maintain pipes, ducts, wiring and conduits in and through the Leased Premises, and to perform any acts related to the safety, protection or preservation thereof, and during such operations to take into and through the Leased Premises or any part of the Property all material and equipment required, to close or temporarily suspend operation of entrances, doors, corridors, elevators or other facilities, to change the arrangements and/or location of entrances or passageways, doors, and doorways and corridors, stairs, elevators, toilets or other public parts of the Building or Property and to close entrances, doors, corridors or other facilities. The exercise of the foregoing rights shall not diminish any of Tenant's obligations hereunder as long as the Leased Premises are reasonably accessible. If any such action permanently reduces the size of the Leased Premises, Rent shall be proportionately reduced. Landlord may do such work during ordinary business hours and Tenant shall pay Landlord for overtime and for any other expenses incurred if such work is done during other hours at Tenant's request. Landlord shall not be liable to Tenant for any expense, injury, loss or damage resulting from work done in or upon or the use of any adjacent or nearby building, land, street or alley;

         7.11 ADJACENT WORK. To do or permit to be done any work in or about the Leased Premises or the Property or any adjacent or nearby building, parking garage, parking deck, parking lot, land, street or alley;

         7.12 EXCLUSIVE RIGHTS. To grant to anyone the exclusive right to conduct any business or render any service on the Property, provided such exclusive right shall not operate to exclude Tenant from the use expressly permitted to Tenant pursuant to this Lease;

         7.13 VENDING MACHINES. To prohibit the placing of vending or dispensing machines of any kind in or about the Leased Premises;

         7.14 RELOCATE TENANT. To require Tenant to move to "equivalent space" on any floor (other than the first four floors) or Building in the Property upon receipt of thirty (30) days' written notice from Landlord, in which event Landlord shall pay all reasonable moving costs, and the Rent provided for herein shall remain the same. For purposes of this Section 7.14, "equivalent space" shall be deemed to mean a space on the fifth, sixth or seventh floor of any Building in the Property which has approximately the same rentable square feet, approximately the same amount of window line as in the original Leased Premises with similar views to the West of the Leased Premises, and similar identification and visibility from the elevator lobby. Upon the effective date of such relocation this Lease will be amended by deleting the description of the original Leased Premises and substituting for it a description of such comparable space;

         7.15 WINDOW TREATMENTS. To designate and approve, prior to installation, all types of window shades, blinds, drapes, awnings, window ventilators and other similar equipment and to control all the internal lighting that may be visible from the exterior of the Building or Property;

         7.16 DESIGNATE LOCK BOX. Manager may from time to time designate a lock box collection agent to act as Landlord's agent for the collection of amounts due Landlord. In such event the date of payment of Rent or other sums paid Landlord through such agent shall be the date of agent's receipt of such payment (or the date of collection of any such sum if payment is made in the form of a negotiable instrument thereafter dishonored upon presentment);

         7.17 EMERGENCY ACCESS. To enter the Leased Premise in the event of an emergency and undertake repairs and/or take such other actions as appropriate under the circumstances;

         7.18 EXERCISE ALL OTHER RIGHTS. To take any and all measures, including inspections, repairs, remodeling, alterations, additions and improvements to the Leased Premises or to the Property, as may be necessary or desirable for the safety, protection or preservation of the Leased Premises or the Property for the Landlord's interests, or as may be necessary or desirable in the operation of the Property, and to take any acts related thereto, and such acts and reasonable disruptions related thereto shall not be considered a disturbance or a constructive eviction of Tenant.

         8.00 LANDLORD'S TITLE. Landlord's title is and always shall be paramount to the title of Tenant hereunder. Nothing herein contained shall empower Tenant to do any act which can, shall or may encumber the title of Landlord.

         9.00 QUIET ENJOYMENT. Landlord covenants that Tenant, on paying the Rent and other payments provided herein, all of which obligations of Tenant are independent of Landlord's obligations under this Lease, and keeping, observing and performing the covenants, conditions, provisions and agreements of this Lease on its part to be kept, observed and performed, shall and may peaceably and quietly have, hold and enjoy the Leased Premises for the Term of this Lease, subject to the provisions of this Lease.

         10.00 WAIVER OF CERTAIN CLAIMS. To the fullest extent now or hereafter permitted by law, Tenant waives and releases all claims against Landlord, and its respective officers, directors, agents, employees and servants, in respect of, and they shall not be liable for, injury to person or damage to property sustained by Tenant or by any occupant of the Leased
Premises or the Property or any other person occurring in or about the Property resulting directly or indirectly from any existing or future condition, defect, matter or thing in the Leased Premises, the Property or any part of it, or from equipment or appurtenance therein, or from accident, or from any occurrence, act, negligence or omission of any tenant or occupant of the Property, or of any other person, including, without limitation, Landlord, its officers, directors, agents, employees and servants. This Section shall apply especially, but not exclusively, to damage caused by leaking roofs, flooding of basements or other sub-surface areas or by refrigerators, sprinkling devices, air conditioning or heating apparatus, water, snow, frost, steam, excessive heat or cold, falling plaster, broken glass, sewage, sewer gas or odors, noise, fire, water or the bursting or leaking of pipes or plumbing fixtures, and shall apply equally whether any such damage results from the act or omission of other tenants, occupants or servants of the Property or of any other persons, including Landlord, or any of its respective officers, directors, agents, employees and servants, and whether such damage be caused or result from any thing or circumstance above mentioned, or any other thing or circumstance whether alike or wholly different in nature. If any such damage to the Leased Premises or the Property or any equipment or appurtenance therein, or to tenants thereof, results from any act or omission or negligence of Tenant, its agents, employees or invitees, Landlord may, at Landlord's option, repair such damage and Tenant shall, upon demand by Landlord, reimburse Landlord forthwith for all costs of such repairs and damages both to the Property and to the tenants thereof. All property on the Property, in the Leased Premises, or elsewhere belonging to Tenant, its agents, employees, or invitees, or to any occupant of the Leased Premises shall be there at the risk of Tenant or other person only, and Landlord shall not be liable for damage thereto or theft, misappropriation or loss thereof. Without limitation on any other provisions hereof, Tenant agrees to protect, indemnify, defend, and hold Landlord harmless against liability to Tenant, its employees and to third parties against claims, liabilities and costs including, but not limited to, attorneys' fees and costs, for injuries to all persons and for damage to, or the theft, misappropriation or loss of any property occurring in or about the Leased Premises, or due to any act or omission of Tenant, its agents or employees or invitees.

         11.00 PREPARATION AND CONDITION OF LEASED PREMISES. Tenant acknowledges that except to the extent indicated in the Tenant Improvement Work Agreement and Building Standard Work set forth therein, Landlord is leasing the Leased Premises "as is" without any representations or warranties. If so indicated on the Schedule, Landlord shall cause the Leased Premises to be completed in accordance with the plans, specifications, and agreements and on the terms, conditions and provisions as provided in the Tenant Improvement Work Agreement. Miscellaneous minor finishing items and adjustments ("Punch List Items") shall be detailed on a list of such items developed during an inspection of the Leased Premises by representatives of Tenant and Landlord and which items shall be remedied within a reasonable time after Possession Date, subject to availability of materials and labor. In no event shall Tenant be entitled to any credit against, or abatement of, Rent due to the existence of any Punch List Items.

         12.00 LEASE TERMINATION. At the termination of this Lease or Tenant's right to possession by lapse of time or otherwise:

         12.01 SURRENDER OF KEYS. Tenant shall surrender to Landlord all keys and passes for offices, rooms, storage areas, parking lot and toilet rooms which shall have been furnished Tenant and make known to Landlord the explanation of all combination locks remaining on the Leased Premises.

         12.02 RETURN OF LEASED PREMISES. Tenant shall return to Landlord the Leased Premises and all equipment and fixtures of Landlord and flooring, attached carpeting and other floor covering in the Leased Premises in good condition and state of repair, subject, however, to (a) the provisions of Sections 12.03 and 12.04 (b) ordinary wear, and (c) loss or damage by fire or other casualty covered in Section 14.00 hereof, failing which Landlord may re-enter the Leased Premises and restore the Leased Premises, equipment and fixtures to such condition and state of repair and Tenant shall, upon demand, pay to Landlord the cost thereof.

         12.03 REMOVAL OF ADDITIONS. All installations, alterations, additions, hardware, non-trade fixtures and improvements, temporary or permanent, except movable furniture and equipment belonging to Tenant, in or upon the Leased Premises, whether placed there by Tenant or Landlord, shall be Landlord's property and shall be relinquished to Landlord in good condition, ordinary wear and tear excepted, at the termination of this Lease or Tenant's right to possession by lapse of time or otherwise, all without compensation, allowance or credit to Tenant; provided, however, that if prior to such termination or within ten (10) days thereafter Landlord so directs by notice, Tenant shall promptly remove the installations, alterations, additions, hardware, non-trade fixtures and improvements placed in or upon the Leased Premises by Tenant and designated in the notice, failing which Landlord may remove the same and Tenant shall, upon demand, pay to Landlord the cost of such removal and of any necessary restoration of the Leased Premises. Notwithstanding anything herein to the contrary, Tenant shall not be required to remove at the termination or expiration of this Lease or Tenant's right to possession hereunder, any permanent partitions or other permanent installations in place as of the Commencement Date, except for the pneumatic tube running through the ceiling of the lower level of the Building. During the Term, Landlord shall upon request of Tenant, provide Tenant in advance a determination regarding Tenant's obligation to remove any proposed installations, additions, fixtures or improvements which determination shall be binding on all parties. The provisions of this Section shall survive the termination of this Lease.

         12.04 ABANDONMENT AND REMOVAL OF PROPERTY. All fixtures, installations, and personal property belonging to Tenant not removed from the Leased Premises upon termination of this Lease or Tenant's right to possession and not required by Landlord to have been removed as provided herein shall be conclusively presumed to have been abandoned by Tenant and title thereto shall pass to Landlord under this Lease as by a bill of sale without any cost, whether by set-off, credit, allowance or otherwise, and Landlord may, at its option, accept the title to such property or, at Tenant's expense, may (i) remove the same or any part in any manner that Landlord shall choose and (ii) store, destroy or otherwise dispose of the same without incurring liability to Tenant or any other person. Any such property of Tenant not removed from the Leased Premises or retaken from storage by Tenant within thirty (30) days after the end of the Term, however, terminated or any extension thereof, at Landlord's sole option, shall be conclusively deemed to have been forever abandoned by Tenant. All property which may be removed from the Leased Premises by Landlord, may be handled, removed or stored in a commercial warehouse or otherwise by Landlord at the risk, cost and expense of Tenant, and Landlord shall in no event be responsible for the value, preservation and safekeeping thereof. Tenant shall pay to Landlord, upon demand, any and all expenses incurred in such removal and all storage charges against such property so long as the same shall be in Landlord's possession or under Landlord's control.

         13.00 ASSIGNMENT AND SUBLETTING. Tenant shall not, without the prior written consent of the Landlord in each instance; (1) assign, transfer, mortgage, pledge, hypothecate or encumber, or subject to or permit to exist upon or be subjected to any lien or charge, this Lease or any interest under it; (ii) allow to exist or occur any transfer of or lien upon this Lease or the Tenant's interest herein by operation of law; (iii) sublet the Leased Premises or any part thereof; or (iv) permit the use or occupancy of the Leased Premises or any part thereof for any purpose not provided for under Section 4.00 of this Lease or by anyone other than Tenant and Tenant's employees. In no event shall this Lease be assigned or assignable by voluntary or involuntary bankruptcy proceedings or otherwise, and in no event shall this Lease or any rights or privileges hereunder be an asset of Tenant under any bankruptcy, insolvency or reorganization proceedings. Notwithstanding anything to the contrary contained in this Section 13.00, Tenant shall have the right, without the prior written consent of Landlord, to sublease the Leased Premises, or to assign this Lease to an Affiliate (as hereinafter defined) provided said assignment or sublease shall not release or discharge tenant of or from any liability, whether past, present or future, under this Lease, and Tenant shall continue fully liable hereunder. For purposes of this Section 13.00, "Affiliate" shall be deemed to mean any corporation or other business entity which is currently owned or controlled by, owns or controls, or is under common ownership or control with Tenant or purchases 100% of Tenant's assets.

                 If Tenant shall, by notice in writing, advise Landlord that it intends, on a stated date (which shall not be less than sixty (60) days after the date Landlord receives Tenant's notice), to assign or transfer its interest as Tenant under this Lease, or to sublet any part or all of the Leased Premises for the balance or any part of the Term, Landlord shall have the right, but not the obligation, to be exercised by giving written notice to Tenant within thirty (30) days after Landlord's receipt of Tenant's notice, to terminate this Lease with respect to the space therein described as of the date stated in Tenant's notice. Tenant's said notice shall state the name and address of the proposed assignee or subtenant and a true and complete copy of the proposed sublease or assignment and of all related documents shall be delivered to Landlord with said notice. If Tenant's notice shall cover all of the Leased Premises, and Landlord shall give the aforesaid termination notice, the Term of this Lease shall expire and end on the date stated in Tenant's notice as fully and completely as if that date had been herein definitely fixed for the expiration of the Term. If, however, this Lease be cancelled pursuant to the foregoing with respect to less than the entire Leased Premises, the Rent herein reserved shall be adjusted on the basis of the number of Rentable Square Feet retained by Tenant in proportion to the number of Rentable Square Feet in the entire Leased Premises, and this Lease, as so amended, shall continue thereafter in full force and effect. If Landlord, upon receiving Tenant's said notice with respect to any such space, shall not exercise its right to cancel as aforesaid, Landlord will not unreasonably withhold its consent to Tenant's assignment as aforesaid or subletting the space covered by its notice. If this Lease is terminated in whole or in part as aforesaid, Landlord shall be free to deal directly with any such proposed assignee or sublessee without any responsibility or liability to Tenant on account thereof.

                 Any subletting or assignment and collection of Rent from said subtenant or assignee hereunder shall not release or discharge Tenant of or from any liability, whether past, present or future, under this Lease, and Tenant shall continue fully liable hereunder. The subtenant or subtenants or assignee shall agree to comply with and be bound by all of the terms, covenants, conditions, provisions and agreements of this Lease to the extent of the space sublet or assigned, and Tenant shall deliver to Landlord promptly after execution an executed copy of each such sublease or assignment and an agreement of compliance by each such subtenant or assignee.

                 Notwithstanding anything to the contrary in this Section 13.00, if Tenant is a corporation whose shares of stock are not publicly traded or a partnership and if during the Term of this Lease the ownership of the shares of stock which constitutes control of Tenant or more than fifty percent (50%) of all general partnership interests changes by reason of sale, transfer by operation of law or otherwise, gift or death, whether in a single transaction or in a series of related or unrelated transactions, Tenant shall notify Landlord of such change within five (5) days thereof, and Landlord, at its option, may at any time thereafter terminate this Lease by giving Tenant written notice of said termination at least sixty (60) days prior to the date of termination stated in the notice. The term "control" as used herein means the power to directly or indirectly direct or cause the direction of the management or policies of Tenant.

                 If Tenant shall assign or transfer its interest in this Lease or sublet the Leased Premises having first obtained Landlord's consent at a rental in excess of the Rent due and payable by Tenant under the provisions of
Section 2.00 and of this Lease, fifty percent (50%) of said Excess Rent shall be paid to the Landlord. Tenant agrees that Landlord's failure to consent shall be deemed reasonable if, (i) in Landlord's opinion, the nature of the business of an assignee, sublessee or transferee (a) is inconsistent with any other tenant leases containing provisions against Landlord's leasing space in the Property for certain uses, or (b) may have an adverse impact upon the first-class, high-grade manner, in which the Property is operated or with the high reputation of the Property, or (ii) the assignee, sublessee or transferee is a tenant in the Property, a governmental entity, or is a high traffic tenant, or has an unusually high parking requirement, even though in any of the foregoing circumstances the potential assignee, sublessee or transferee may have a good credit rating.

                 Any sale, assignment, mortgage, transfer or subletting of this Lease which is not in compliance with the provisions of this Section shall be of no effect and void.

         14.00 CASUALTY. In the event (a) all or any portion of the Leased Premises are made untenantable by fire or other casualty and Landlord shall decide not to restore or repair same, or (b) the Property is so damaged by fire or other casualty that Landlord shall decide to demolish or not rebuild the same, then, in any of such events, Landlord shall have the right to terminate this Lease by notice to Tenant within ninety (90) days after the date of such fire or other casualty and the Rent shall be apportioned on a per diem basis and paid to the date of such fire or other casualty and this Lease shall terminate on the Notice Date (as hereinafter defined in Section 19.00). In the event all or any portion of the Leased Premises are made untenantable by fire or other casualty and Landlord shall decide to rebuild and restore the same, this Lease shall not terminate and Landlord shall repair and restore the Leased Premises at Landlord's expense and with due diligence, subject, however, to (i) reasonable delays for insurance adjustments and (ii) delays caused by forces beyond Landlord's control. Unless such damage is due to the fault or neglect of Tenant, Base Rent shall abate on a per diem basis during the period of reconstruction and repair, provided that in the event the Leased Premises are partially damaged by fire or other casualty but are not made wholly untenantable, Base Rent shall abate based on the proportion of the Leased Premises that is untenantable. If the damage is the result of the fault or neglect or omission of Tenant, Base Rent shall not abate during said period.

                 Notwithstanding anything to the contrary herein set forth, Landlord shall have no duty pursuant to this Section 14.00 to repair or restore any portion of the alterations, additions or improvements in the Leased Premises or the decoration thereto except to the extent that such alterations, additions, improvements and decoration are included within the definition of "Building Standard Work" (but not "Additional Work") in Appendix D attached hereto. If Tenant wants any other or additional repairs or restoration and if Landlord consents thereto, the same shall be done at Tenant's expense subject to all of the provisions of this Lease.

         15.00 RIGHTS AND REMEDIES OF LANDLORD. All rights and remedies of Landlord provided for in this Lease shall be cumulative and none shall exclude any other right or remedy allowed by law or equity.

         15.01 PETITION IN BANKRUPTCY. If any voluntary or involuntary petition or similar pleading under any section or sections of any bankruptcy act shall be filed by or against Tenant, or any voluntary or involuntary proceeding in any court or tribunal shall be instituted to declare Tenant insolvent or unable to pay Tenant's debts, or Tenant makes an assignment for the benefit of its creditors, or a trustee or receiver is appointed for Tenant or for any of Tenant's property, then and in any such event Landlord may, if Landlord so elects but not otherwise, and with or without notice of such election, and with or without entry or other action by Landlord, forthwith terminate this Lease, and, notwithstanding any other provisions of this Lease, Landlord shall forthwith upon such termination be entitled to recover damages in an amount equal to the then present value of the Rent specified in Section
2.00 of this Lease for the residue of the Term hereof, less the fair rental value of the Leased Premises for the residue of the Term.

         15.02 DEFAULT. If Tenant defaults in the prompt payment of any Rent and such default shall continue for five (5) or more days after the same becomes due or in the performance or observance of any other provision of this Lease and such other default shall continue for thirty (30) or more days after notice thereof shall have been given to Tenant, or if a default involves a hazardous condition and is not cured by Tenant immediately upon notice to Tenant or if the leasehold interest of Tenant is levied upon under execution or attached by process of law, or if Tenant vacates or abandons the Leased Premises, then and in any such event Landlord, if it so elects, with or without notice or demand, forthwith, or at any time thereafter while such default continues, either may terminate Tenant's right to possession without terminating this Lease, or may terminate this Lease. However, Tenant will not be entitled to more than one (1) notice for monetary defaults during any twelve (12) month period, and if after such notice any Rent is not paid when due, an event of default will be considered to have occurred without further notice. If the term of any lease, other than this Lease made by Tenant for any premises in the Property shall be terminated or if Tenant`s right to possession thereunder is terminated, in either case because of any default by Tenant under such other lease, Landlord may, at Landlord's sole option, terminate Tenant's right to possession of the Leased Premises without terminating this Lease, or terminate this Lease, by giving a notice to such effect to Tenant.

         15.03 TERMINATION OF LEASE. Upon termination of this Lease, whether by lapse of time or otherwise, or upon any termination of Tenant's right to possession without termination of this Lease, Tenant shall surrender possession and vacate the Leased Premises immediately, and deliver possession thereof to Landlord, and Tenant hereby grants to Landlord full and free license to enter into and upon the Leased Premises in such event with or without process of law and to repossess Landlord of the Leased Premises as of Landlord's former estate and to expel or remove Tenant and any others who may be occupying or within the Leased Premises and to remove any and all property therefrom, using such force as may be necessary, without being deemed in any manner guilty of trespass, eviction, forcible entry or detainer, or conversion of property, and without relinquishing Landlord's right to Rent or any other right given to Landlord hereunder or by operation of law. Tenant expressly waives the service of any demand for payment of Rent or for possession and the service of any notice of Landlord's election to terminate this Lease or to re-enter the Leased Premises, including any and every form of demand and notice prescribed by any statute or other law, and agrees that the breach of any covenant or provision of this Lease by Tenant, which breach shall continue beyond the period, if any, provided herein for the curing thereof, shall, of itself, without the service of any further notice or demand whatsoever, constitute a forcible detainer by Tenant of the Leased Premises within the meaning of the statutes of the State of Illinois.

         15.04 COLLECTION OF RENT UPON TERMINATION. If Landlord is entitled, and so elects, to terminate this Lease and the Term created hereby, Landlord shall be entitled to recover forthwith as damages a sum of money equal to the then present value of the Rent specified in Section 2.00 of this Lease for the residue of the Term hereof, less the fair market value of the Rent for the Leased Premises for the residue of the Term both discounted at the lesser of eight percent (8%) or the discount rate at the New York Federal Reserve Bank on the date of default. Should the fair market value exceed the present value of the Rent provided to be paid by Tenant for the balance of the Term hereof, Landlord shall have no obligation to pay to Tenant the excess or any part thereof. In addition, Landlord may recover the unamortized cost of the Tenant Improvement Work performed.

         15.05   TENANT ABANDONMENT.  If Tenant:

                 (i)(a)   vacates or abandons the Leased Premises; and

                 (i)(b) fails to pay Rent and fails to perform all of Tenant's obligations set forth herein; or

                 (ii) otherwise entitles Landlord to elect, and if Landlord so elects to terminate Tenant's right to possession only, without terminating this Lease;

then Landlord may, at Landlord's option, enter upon the Leased Premises, remove Tenant's signs and other evidences of tenancy, and take and hold possession thereof as provided herein without such entry and possession terminating this Lease, or releasing Tenant, in whole or in part, from Tenant's obligation to pay the Rent hereunder for the Term, and in any such case Tenant shall pay forthwith to Landlord a sum equal to the entire amount of the Rent specified in
Section 2.00 of this Lease for the residue of the Term plus any other sums then due hereunder. Upon and after entry into possession without termination of this Lease, Landlord may, but need not, relet the Leased Premises or any part thereof for the account of Tenant to any person, firm or corporation other than Tenant for such Rent, for such time and upon such terms as Landlord, in Landlord's sole discretion shall determine, and Landlord shall not be required to accept any tenant offered by Tenant or to observe any instructions given by Tenant about such reletting. In any such case, Landlord may make repairs, alterations and additions in or to the Leased Premises and redecorate the same to the extent deemed by Landlord necessary or desirable, and Tenant shall, upon demand, pay the cost thereof together with Landlord's expenses of the reletting. If the consideration collected by Landlord upon any such reletting for Tenant's account is not sufficient to pay the full amount of unpaid Rent reserved in this Lease, together with the cost of repairs, alterations, redecorating and Landlord's expenses, Tenant shall pay to Landlord the amount of any deficiency, upon demand. If, in connection with reletting, the new lease term extended beyond the existing Term, or the premises covered by such new lease include other premises not part of the Leased Premises, Landlord may allocate a fair portion of the Rent received from such reletting and the expenses incurred in connection with such reletting as provided in this
Section in determining the net proceeds from such reletting, and any Rent concessions will be equally apportioned over the term of the new lease. With respect to the provisions of the law of the State of Illinois, if any, which requires that a Landlord mitigate the damages recoverable against a defaulting lessee, Tenant agrees that Landlord shall have no obligation to relet the Leased Premises to a potential substitute tenant (i) before Landlord rents other vacant space in the Property; (ii) if the nature of the substitute tenant's business is not consistent with any other tenant leases containing provisions against Landlord leasing space in the Property for certain uses; or
(iii) if the nature of the substitute tenant's business may have an adverse impact on the first-class high-grade manner in which the Property is operated or with the high reputation of the Property, even though in each of the aforesaid circumstances the potential substitute tenant may have a good credit rating.

         15.06 INTEREST. Any Rent or other sum due from Tenant to Landlord not paid when due shall bear interest from the date due until the date paid at a rate equal to three percent (3%) above the "Corporate Base Rate" as of the first day of each applicable calendar month. The term "Corporate Base Rate" means that rate of interest announced by The First National Bank of Chicago ("First") from time to time as its "Corporate Base Rate" or successor comparable rate of interest, changing automatically and simultaneously with each change in the Corporate Base Rate made by First from time to time. The payment of such interest shall not excuse or cure any default of Tenant under this Lease.

         15.07 LANDLORD'S COSTS. Tenant shall pay on demand all Landlord's reasonable costs, charges and expenses, including the fees of counsel, agents and others retained by Landlord, incurred in enforcing Tenant's obligations hereunder or incurred by Landlord in any litigation, negotiation or transaction in which Tenant causes Landlord, without Landlord's fault, to become involved or concerned.

         15.08 RESTRAINT OF VIOLATIONS. If Tenant violates any of the terms and provisions of this Lease, or defaults in any of its obligations hereunder, other than the payment of Rent or other sums payable hereunder, such violations may be restrained or such obligation enforced by injunction.

         15.09 LIEN ON TENANT'S PERSONAL PROPERTY. Tenant hereby grants to Landlord a first lien and security interest upon the interest of Tenant under this Lease and a lien on the personal property of Tenant located in the Leased Premises to secure the payment of Rent and other monies due under this Lease, and Landlord shall have all rights of a secured party pursuant to the Uniform Commercial Code of the State of Illinois or otherwise provided by law or equity. Landlord's lien on the personal property of Tenant located in the Leased Premises shall be secondary only to that of Tenant's secured creditor or creditors who have a security interest and have provided financing with respect to such personal property.

         16.00 EMINENT DOMAIN. If any part of the Property (other than minor takings for streets) shall be taken or condemned by any competent authority for any public use or purpose, the Term of this Lease, at the option of Landlord, shall end upon, and not before, the date when the possession of the part so taken shall be required for such use or purpose, and without apportionment of the award. Rent shall be apportioned as of the date of such termination. Tenant hereby expressly waives, releases and assigns to Landlord any right or claim to any part of any award. No money or other consideration shall be payable by Landlord to Tenant for the right of cancellation.

         17.00 SUBORDINATION OR SUPERIORITY OF THIS LEASE. The rights and interest of Tenant under this Lease shall be subject and subordinate to any first mortgage or first trust deed that exists now or may hereafter be placed upon the Property and Building and to any and all advances to be made thereunder, and to the interest thereon, and all renewals, replacements and extensions thereof, if the mortgagee or trustee named in said mortgage or trust deeds shall elect to subject and subordinate the rights and interest of Tenant under this Lease to the lien of its mortgage or deed of trust. Landlord will use its reasonable efforts to procure a non-disturbance agreement on any future mortgagee or trustee's standard form reasonably acceptable to Tenant". Any first mortgagee or first trustee may elect to give the rights and interest of Tenant under this Lease priority over the lien of its mortgage or deed of trust. In the event of either such election, and upon notification by such mortgagee or trustee or Landlord to Tenant to that effect, the right and interest of Tenant under this Lease shall be deemed to be subordinate to or to have priority over, as the case may be, the lien of said mortgage or trust deed, whether this Lease is dated prior to or subsequent to the date of said mortgage or trust deed. Tenant shall promptly execute and promptly deliver whatever instruments may be required for such purposes, and in the event Tenant fails so to do within (10) days after demand in writing, and without limitation of Tenant's liability for failing so to do, Tenant does hereby irrevocably make, constitute and appoint Landlord, beneficiary of Landlord or the agent of either, as its attorney in fact and in its name, place and stead so to do.

         18.00 SPRINKLERS. If the sprinkler system installed on the Property or any of its appliances shall be damaged or injured or not in proper working order by reason of any act or omission or negligence of Tenant, Tenant's agents, servants, employees, licensees or visitors, Tenant shall forthwith restore the same to good working condition at its own expense; and if the Board of Fire Underwriters or Fire Insurance Exchange or any bureau department or official of the state or local government requires or recommends that any changes, modifications, alterations or additional sprinkler heads or other equipment be made or supplied by reason of Tenant's business or the location of partitions, trade fixtures, or other contents of the Leased Premises, or for any other reason, or if any such changes, modifications, alterations, additional sprinkler heads or other equipment become necessary to prevent the imposition of a penalty or charge against the full allowance for a sprinkler system in the fire insurance rate as fixed by said Exchange or by any fire insurance company, Tenant shall, at Tenant's expense, promptly make and supply such changes, modifications, alterations, additional sprinkler heads or other equipment. If Tenant fails to perform such work, Landlord may do so on Tenant's behalf and at Tenant's cost, and all of Landlord's costs therefore shall be Additional Rent due hereunder on demand.

         19.00 NOTICE. In every instance where it shall be necessary or desirable for Tenant to serve any notice or demand upon Landlord, such notice or demand shall be sent by United States Registered or Certified Mail, postage prepaid, addressed to Landlord at the place where Rent under this Lease is then being paid or such other place as Manager may direct from time to time. Any notice or demand to be given by Landlord to Tenant shall be effective if mailed or delivered by the United States Postal Service or Federal Express or similar express carrier, postage or charges prepaid or by personal service, to the Leased Premises, or to such other address as may appear on the records of Landlord. Notice mailed as aforesaid shall be conclusively deemed to have been served at the close of the second business date following the date said notice was mailed. Courier or personal service shall be deemed given upon the date delivered. In the event of a conflict in dates, the earlier date of the two above dates shall be considered the "Notice Date."

         20.00 SUCCESSORS AND ASSIGNS. Each provision hereof shall extend to and shall, as the case may require, bind and inure to the benefit of Landlord and Tenant and their respective heirs, legal representatives, successors and assigns, provided that this Lease shall not inure to the benefit of any assignee, heir, legal representative, transferee or successor of Tenant except upon the prior written consent or election of Landlord, as provided for herein.

         The term "Landlord" as used in this Lease means only the owner of legal title, or the mortgagee in possession for the time being, of the Property or of the Tenant's interest in a lease which includes the Property, so that in the event of the creation of such lease or of any sale of the Property or of the lessee's interest in said lease which includes the Property, the person or entity that was Landlord immediately prior to such creation or sale shall be entirely free and relieved of all covenants and obligations of Landlord hereunder, and Tenant agrees to look solely to such purchaser or lessee for the performance of Landlord's obligations hereunder.

         21.00 INSURANCE. Tenant shall carry insurance during the entire Term insuring Tenant, Landlord (and, if Landlord so requests, mortgagees of all or any portion of the Property) and Manager as their interests may appear with terms, coverages and limits and in companies satisfactory to Landlord, and with such increases in coverages and limits as Landlord may from time to time request, but initially Tenant shall maintain the following coverages in the following amounts:

                 (a) In case of personal injury to or death of any person or persons, and in case of property damage, not less than Three Million Dollars ($3,000,000.00) for each occurrence; and

                 (b) In case of fire, sprinkler leakage, malicious mischief, vandalism, and other extended coverage perils, for the full insurable replacement value of all additions, improvements and alterations to the Leased Premises which are beyond the "Building Standard" tenant improvements provided by Landlord and of all office furniture trade fixtures, office equipment, merchandise and all other items of Tenant's property on the Leased Premises.

Tenant shall, prior to the commencement of the Term and thereafter during the Term upon request by Landlord, furnish to Landlord certificates evidencing such coverage, which certificates shall state that such insurance coverage may not be changed or cancelled without at least thirty (30) days prior written notice to Landlord and Tenant.

Landlord and Tenant each hereby waive any and every claim for recovery from the other for any and all loss of or damage to the Property or to the contents thereof, which loss or damage is covered by valid and collectible fire and extended coverage insurance policies, to the extent that such loss or damage is recoverable under said insurance policies. Inasmuch as this mutual waiver will preclude the assignment of any such claim by subrogation (or otherwise) to an insurance company (or any other person), Landlord and Tenant each agree to give to each insurance company which has issued, or in the future may issue, its policies of fire and extended coverage insurance, written notice of the terms of this mutual waiver, and to have said insurance policies properly endorsed, if necessary, to prevent the invalidation of said insurance coverage by reason of said waiver.

         22.00   MISCELLANEOUS.

         22.01 FORCE MAJEURE. Wherever there is provided in this Lease (including any Riders hereto) a time limitation for performance by Landlord or Tenant for any construction, repair, maintenance or service, the time provided for shall be extended for as long as and to the extent that delay in compliance with such limitation is due to an act of God, strikes, governmental control or other factors beyond the reasonable control of either Landlord or Tenant as the case may be.

         22.02 PARTIAL INVALIDITY. If any provision of this Lease or application to any party or circumstances shall be determined by any court of competent jurisdiction to be invalid and unenforceable to any extent, the remainder of this Lease or the application of such provision to such person or circumstances, other than those as to which it is so determined invalid or unenforceable, shall not be affected thereby, and each provision hereof shall be valid and shall be enforced to the fullest extent permitted by law.

         22.03 HEADINGS. The headings of sections are for convenience only and do not define, limit or construe the contents of such sections or subsections. References made in this Lease to numbered sections and subsections shall refer to the numbered sections or subsections of this Lease unless otherwise indicated.

         22.04 ORIGINALS. The Lease is to be executed in copies, each of which executed copy shall constitute an original. In the event of a conflict between the provisions of any original Lease with the provisions of any other original Lease, then in such event the provisions of Landlord's original Lease will govern and control.

         22.05 EXECUTION OF FURTHER DOCUMENTS. Tenant agrees at the request of Landlord to execute such instruments or documents as Landlord may reasonably request, acknowledging: the Completion Date; Possession Date; the date of commencement of Rent; the Commencement Date; the Termination Date; the Operating Costs and Consumer Price Index for any Year; compliance or non-compliance by any party with any of the terms or provisions of this Lease; and to evidence such other or further matters as may be so reasonably requested.

         22.06 BROKER. Tenant represents that, except for Manager and that broker, if any, listed in the Schedule with respect to this Lease, it has not dealt with any other broker, finder or consultant in connection with this Lease and, to its knowledge, no broker, finder or consultant other than Manager initiated or participated in the negotiation of this Lease, submitted or showed the Leased Premises to Tenant or is entitled to any commission or fee in connection with this Lease. Tenant hereby indemnifies, defends, and holds Landlord and its officers, directors, agents, employees and servants, harmless from and against any and all claims, liability, cost and expense resulting from the inaccuracy or breach of the foregoing representations or which they would not have incurred had the foregoing been true.

         22.07 NO REINSTATEMENT OF LEASE. No receipt of money by Landlord from Tenant after the termination of this Lease, the service of any notice, the commencement of any suit or final judgment for possession shall reinstate, continue or extend the term of this Lease or affect any such notice, demand, suit or judgment.

         22.08 NO WAIVER. No waiver by Landlord of default of Tenant shall be implied, and no express waiver shall affect any default other than the default specified in such waiver and that only for the time and to the extent therein stated.

         22.09 NO OPTION UPON SUBMISSION. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for lease, and it is not effective as a lease or otherwise until execution and delivery by both Landlord and Tenant.

         22.10 FEES FOR SERVICES. Nothing in this Lease shall be construed to prevent Landlord from paying for services rendered or materials delivered with respect to the Property, Building or to the Leased Premises (including, without limitation, management services and contracting out capital improvements or other capital repairs or construction items) by affiliates of Landlord provided that the fees or costs of such services and materials are at market rates in the Chicago metropolitan area. All such fees or costs paid by Landlord to such affiliates shall be deemed to constitute fees and costs on the same terms and conditions as if such fees and costs were paid to non-affiliates of Landlord or its beneficiaries.

         23.00 ESTOPPEL CERTIFICATE. Tenant agrees that, from time to time within ten (10) days after request by Landlord, Tenant, or Tenant's duly authorized representative having knowledge of the following facts, will deliver to Landlord a statement in writing certifying: (i) that this Lease is unmodified and in full force and effect (or if there have been modifications that the Lease as modified is in full force and effect); (ii) the dates to which Rent and other charges have been paid; and (iii) that Landlord is not in default under any provision of this Lease, or, if in default, the nature thereof in detail, it being intended that any such statement may be relied upon by any prospective purchaser or tenant of the Property, any mortgagees or prospective mortgagees thereof, or any prospective assignee of any mortgage thereof and (iv) such other matters as may be reasonably requested by Landlord. Tenant shall execute and deliver whatever instruments may be required for such purposes and, without limitation of Landlord's other rights and remedies or Tenant's liability for failure so to do, in the event Tenant fails so to do within ten (10) days after demand in writing, Tenant shall be considered in default under this Lease.

         24.00 EXERCISE OF LANDLORD'S POWERS. All determinations which may be made, actions which may be taken or rights which may be exercised by Landlord hereunder may be made, taken or exercised by Manager or such other person or entity specified by Landlord in a notice to Tenant.

         25.00 NO CONSTRUCTION AGAINST DRAFTING PARTY. Landlord and Tenant acknowledge that each of them and their counsel have had an opportunity to review this Lease and that this Lease will not be construed against Landlord merely because Landlord has prepared it.

         26.00 NO RECORDING. Tenant's recordation of this Lease or any memorandum or short form of it will be void and a default under this Lease.

         27.00 LIMITATION ON RECOURSE. No shareholder or holder of any other interest in Landlord or Manager shall be personally liable for the performance of Landlord's obligations under this Lease. The liability of Landlord or Manager (including an assignee or successor of Landlord) for Landlord's obligations under this Lease shall be limited to Landlord's interest in the Property and Tenant shall not look to any of Landlord's other assets including Landlord's agent's other assets in seeking either to enforce Landlord's obligations under this Lease or to satisfy a judgment for Landlord's failure to perform such obligations. Neither Landlord nor its agents, directors, officers, employees, or servants shall be personally liable under this Lease.

         28.00 WAIVER OF JURY TRIAL. Landlord and Tenant by this section waive trial by jury in any action, proceeding or counterclaim brought by either of the parties to this Lease against the other on any matters whatsoever arising out of or in any way connected with this Lease, the relationship of

Landlord and Tenant, Tenant's use or occupancy of the Leased Premises, or any other claims (except claims for personal injury or property damage), and any emergency statutory or any other statutory remedy.

         29.00 NO MERGER. The voluntary or other surrender of this Lease by Tenant or the cancellation of this Lease by mutual agreement of Tenant and Landlord or the termination of this Lease on account of Tenant's default will not work a merger, and will, at Landlord's option, (a) terminate all or any subleases and subtenancies, or (b) operate as an assignment to Landlord of all or any subleases or subtenancies. Landlord's option under this Section will be exercised by notice to Tenant and all known sublessees or subtenants of any part of the Leased Premises.

         30.00 WRITTEN AMENDMENT REQUIRED. No amendment, alteration, modification of or addition to the Lease will be valid or binding unless expressed in writing and signed by Landlord and Tenant.

         31.00 ENTIRE AGREEMENT. This Lease, the Appendices, Exhibits and Addenda, if any, contain the entire agreement between Landlord and Tenant and may be amended only by subsequent written agreement. No promises or representations, except as contained in this Lease, have been made to Tenant respecting the condition of the Leased Premises or the manner of operating the Building or the Property.

         32.00 AUTHORITY. Tenant and the party executing this Lease on behalf of Tenant represent to Landlord that such party is authorized to do so by requisite action of the board of directors, or partners, as the case may be, and agree upon request to deliver to Landlord a resolution or similar document to that effect.

         33.00 GOVERNING LAW AND VENUE. This Lease will be governed by and construed pursuant to the laws of the State of Illinois. Venue in any action arising out of this Lease will be proper only in the Circuit Court of DuPage County, Illinois or the United States District Court for the Northern District of Illinois.

         34.00 BINDING EFFECT. The covenants, conditions and agreements contained in this Lease will bind and inure to the benefit of Landlord and Tenant and their respective heirs, distributees, executors, administrators, successors, and, except as otherwise provided in this Lease, their assigns.

         35.00 ENERGY CONSERVATION. Notwithstanding anything to the contrary in this Lease, Landlord shall have the right to institute such policies, programs and measures as may be necessary or desirable, in Landlord's discretion, for the conservation and preservation of energy or energy related services, or as may be required to comply with any applicable codes, rules and requirements, whether mandatory or voluntary.

         36.00 MORTGAGE OR GROUND LEASE BY LANDLORD. Tenant hereby agrees this Lease shall automatically be subject and subordinate to (i) any mortgage that may hereafter by placed upon the Property and to all amounts secured thereby and (ii) to any ground lease of the Land and Property, or either, and to all renewals, replacements and extensions of any of the foregoing, except to the extent that any such mortgage or ground lease provides otherwise. Tenant further agrees that, in the event of a foreclosure of any such mortgage or of a conveyance in lieu thereof or of a termination of any such lease, it will attorn to the mortgagee or to the purchaser at any foreclosure sale or to the ground lessor, as the case may be, upon the condition that the mortgagee or ground lessor, as the case may be, shall agree in writing delivered to Tenant that such mortgagee or any purchaser at a foreclosure sale or such ground lessor will recognize Tenant and this Lease in the event such party acquires the Property, so long as Tenant is not then in default. Tenant shall at Landlord's request execute such further instruments or assurances as the mortgagee or ground lessor may reasonably request to evidence the subordination of this Lease or to acknowledge the superiority of this Lease, as the case may be, and Tenant's attornment agreement.

         37.00 OPTION TO RENEW. Option to Renew. Provided that the Lease is then in full force and effect and provided further that Tenant is then occupying all the leased premises having been leased to the Tenant in Commerce Plaza, the Landlord hereby grants to Tenant an option to renew the Lease (the "Option to Renew"), on the same terms and conditions set forth in the Lease, except as set forth below, for one (1) additional five (5) year term (the "Option Period"). Tenant's right to exercise the Option to Renew shall be conditioned upon (a) Landlord's receipt, no later than one hundred and twenty
(120) days prior to the termination date of the Lease of Tenant's then current certified financial statements showing a creditworthiness satisfactory to Landlord, and (b) Tenant's written certification to Landlord that at all times during the term of the Lease and prior to Tenant's exercise of the Option to Renew there have been no material adverse changes in the financial condition of Tenant as reflected in said certified financial statements. The Option to Renew shall be exercised, if at all, by written notice received by Landlord not later than twelve (12) months prior to the termination date, time being of the essence. If not so exercised, Tenant shall have no further Option to Renew the Lease. The annual base rent for the year during the Option Period shall be the market rate, at the time the Option to Renew is exercised, for the leasing of comparable space in buildings comparable to Commerce Plaza in the Oak Brook, Illinois area for a term equal to the Option Period and commencing at approximately the date of the commencement of the Option Period, but in no event shall the base rent for any year of the Option Period be less than the base rent in effect for the last year of the term. Landlord shall have no obligation to make improvements, decorations, repairs, alterations, or additions to the leased premises as a condition to the Tenant's obligation to pay base rent for the Option Period, and base rent quoted by Landlord for the Option Period shall not be reduced (a) by reason of such fact, (b) to take into account any rental concessions whatsoever (including, but not limited to rent abatements, allowances for moving expenses, lease assumptions, or other concessions), or (c) to take into account the absence of any cost or expense which Landlord would have incurred had the leased premises been leased to a person or entity other than Tenant. Landlord's good faith determination of the base rent for the Option Period shall be conclusive, provided, however, Tenant shall have the right to nullify its exercise of the Option to Renew, by notice to Landlord, given within thirty (30) days of Landlord's notice to Tenant (which Landlord's notice shall be given to Tenant not later than eleven (11) months prior to the commencement of the Option Period) setting forth the initial base rent for the Option Period, in which event Tenant's exercise of the Option to Renew shall be null and void and neither Landlord nor Tenant shall have any further rights or liabilities with respect thereto. Tenant's failure to give the notice of nullification described above within such thirty
(30) day period shall constitute acceptance by tenant of, and Tenant's agreement to pay, the base rent specified for the Option Period.

         38.00 ALLOWANCE. Landlord and Tenant hereby agree that Landlord shall provide to Tenant an allowance equal to One Hundred Twenty-Three Thousand Four Hundred Seventy-Three and No/100 Dollars ($123,473.00), subject to the terms and conditions as provided in Appendix D - Tenant Improvement Work Agreement. Such allowance should be used toward the construction of Tenant's interior tenant improvements. Any portion of the allowance not used by Tenant for the Work to be performed under the terms and conditions as set forth in the Tenant Improvement Work Agreement may be used by Tenant to pay the costs of space planning and moving costs. Notwithstanding anything contained herein to the contrary, the amount of the allowance described in this Section 38.00 which may be used for space planning and moving shall be limited to an amount not to exceed Eleven Thousand Nine Hundred Forty-Nine and No/100 Dollars ($11,949.00).

         39.00 PARKING. Landlord agrees to furnish to Tenant during the term of the Lease up to six (6) parking stalls in the Landlord's underground garage area for the use of its employee(s). Three (3) of the underground stalls will be at no charge to Tenant. The charge for the remaining three (3) underground stalls will be at the rate charged other tenants which presently is $60.00 per month per stall. Tenant agrees to abide by Landlord's normal rules and regulations as they apply to the underground garage.

         40.00 RIGHT OF FIRST OFFER. Providing Tenant is not in default, the Lease is in full force and effect and Tenant is then occupying all the premises having been leased to the Tenant in the Building, Tenant shall have the right of first offer on up to an additional contiguous 5,000 rentable square feet to the Leased Premises the first time that said space becomes vacant and accordingly available for leasing to third parties during the period from the Commencement Date until May 31, 1996 (the "Expansion Space"). The right of first offer is subject and subordinate to the rights of existing tenants of the Building under contracts in effect as of the date hereof, and to Landlord's right to lease any portion of the Expansion Space one time to parties other than Tenant, including Metropolitan Life Insurance Company or any of its subsidiaries. Landlord shall deliver to Tenant promptly after Landlord learns of the same, written notice specifying when the Expansion Space will become available. Within five (5) days thereafter, Tenant shall give written notice to Landlord of its intention to accept Landlord's offer to lease the Expansion Space and, within thirty (30) days thereafter, Tenant shall enter into a Lease Amendment acknowledging Tenant's acceptance of the Expansion Space on the same terms and conditions set forth in this Lease except that the rental rate shall be adjusted for escalations in effect for Tenant at the time of the commencement of such Lease Amendment. The Expansion Space shall be accepted "as is" and Tenant shall bear the cost of constructing any required demising walls. In the event Tenant declines to accept Landlord's offer to lease the Expansion Space, or does not provide written acceptance thereof or enter into the Lease Amendment within the time limits set forth above, then the right of first offer granted herein shall terminate, and Landlord shall be free to enter into a new lease or leases with third parties for all or any portion of the Expansion Space on such terms as Landlord shall deem appropriate in its sole discretion.

         IN WITNESS WHEREOF, this instrument has been duly executed by the parties hereto as of the date the Lease was signed by Manager for Landlord as listed below.


LANDLORD:                                  TENANT:

METROPOLITAN LIFE INSURANCE COMPANY,       SPR CHICAGO, INC.
a New York corporation



By:     [SIGNATURE]                        By:     [SIGNATURE]
   ----------------------------               -------------------------


Title: Assistant Vice-President            Title: President
      -------------------------                  ----------------------


Date:  11-29-95                            Date: November 22, 1995
     --------------------------                 -----------------------

                                   APPENDIX A
              DEFINITIONS FOR COMMERCE PLAZA, OAK BROOK, ILLINOIS
                     DEFINED TERMS FOR COMMERCE PLAZA LEASE

TERM                                  DEFINITION
----                                  ----------

Additional Rent                       All sums, liabilities, obligations and
                                      other amounts which Tenant is required to pay or discharge Pursuant to this Lease, together with interest for late payment.

Additional Work                       See Tenant Improvement Work Agreement -
                                      Appendix D.

Annual Base Rent for
Index Rent Calculation                Amount set forth on Schedule upon which
                                      the Index Rent calculation is applied to determine Index Rent.

Annual Electricity Costs              Shown on Schedule.

Base Costs                            Shown on Schedule.

Base Rent                             Amount to be paid on or before the first
                                      day of each month in monthly installments in amount set forth on Schedule.

Base Taxes                            Shown on Schedule.

Base Year                             Year in which the Lease commences.

Building The building or buildings which are a part of the Property that Tenant may occupy from time to time during the Term of this Lease. Shown on Schedule.

Building Standard                     See Tenant Improvement Work Agreement -
                                      Work Appendix D.

Commencement Date                     Shown on Schedule.

Completion Date                       The date the Tenant Improvement Work, if
                                      any, as Set forth in the Tenant
                                      Improvement Work Agreement has been
                                      substantially completed and the Landlord advises Tenant the

                                      Leased Premises are suitable for
                                      occupancy.

Comparison Year                       Each Year of the Lease through and
                                      including the years in which the Term of this Lease (including any extension or renewals thereof) commences and ends.
                                      The first and last Comparison Year may
                                      contain less than twelve (12) calendar
                                      months.

Consumer Price Index                  The Consumer Price index for Urban wage
                                      Earners and Clerical Workers (Revised
                                      Series) (CPI-W) All items, City of
                                      Chicago (1982-1984 equals 100)of the
                                      United States Bureau of Labor Statistics.
                                      The Consumer Price index for any year
                                      shall be the average of the indices for
                                      all the months of that year.  If the
                                      manner in which the Consumer Price Index is determined by the Department of Labor shall be substantially revised, the calculations hereunder shall be appropriately adjusted to produce results as nearly equivalent as possible to those which would have been obtained if the Consumer Price Index had not been so revised. If the 1982-1984 average shall no longer be used as an index of one hundred (100), such change shall constitute a substantial revision. If the Consumer Price Index is discontinued or is unavailable, Landlord has the right to substitute a comparable index reflecting changes in the cost of living or purchasing power of the consumer dollar published by any other governmental agency, or if no such index shall then be available, a comparable index published by a major bank or other financial institution or by a university or recognized financial publication or any other recognized authority.

Control The power to indirectly direct or cause the direction of the management or Policies of Tenant. See
                                      Section 13.00.

Corporate Base Rent                   The rate of interest announced by the
                                      First National Bank of Chicago ("First") from time to time as its Corporate Base
                                      Rate of interest or successor comparable rate of interest, changing automatically and simultaneously with each change in the Corporate Base Rate made by the First from time to time.

Excess Rent                           The excess of all amounts received or to
                                      be received by Tenant from any assignee
                                      or sublessee of Tenant over the Base Rent payable to Landlord hereunder for the applicable periods, all computed on a per Rentable Square Foot basis. Tenant shall furnish Landlord with a sworn statement, certified by an independent certified public accountant, setting forth in detail the computation of Excess Rent, and Landlord, or its representatives, shall have access, at all times during regular business hours to the books, records and papers of Tenant in relation thereto, and to make copies thereof. Any monies or other consideration in excess of the Base Rent due from Tenant hereunder realized by or for the benefit of Tenant by reason of such assignment or sublease shall be deemed an item of such Excess Rent. If a part of the consideration for such assignment shall be payable other than in cash, the payment to Landlord shall be Payable in accordance with the applicable percentage of the cash and the cash equivalent of all non-cash considerations. Such percentage of Tenant's Excess Rent shall be payable by Tenant at the same place as Rent promptly upon Tenant's receipt from time to time of periodic payments from such assignee or subtenant or at such other time as Tenant shall realize Excess
                                      Rent
                                      from such assignment or sublease. In no event shall any such sublease create or be construed to create a landlord/tenant relationship between Landlord and such subtenant, nor shall it release Tenant from any of its obligations under this Lease including the obligation to pay all Rent when due even if Tenant does not receive any rent from its sublessee or assignee.

Index Rent                            An amount equal to thirty-five percent
                                      (35%) of the Annual Base Rent times the
                                      percentage, if any, by which the CPI for the Comparison Year exceeds the CPI for the year in which the Lease commences.

Land That portion of the Property consisting of the real property underlying the Building and any improvements located and existing upon it.

Landlord Metropolitan Life insurance company, a corporation organized and existing under the laws of the State of New York.

Lease Agreement between Landlord and Tenant with respect to Leased Premises as provided for herein.

Leased Premises                       That part of the Building leased to
                                      Tenant.  See Appendix B - Plan of Leased
                                      Premises.

Manager MS Management Services, L.P., Manager for Landlord or such other entity as Landlord may in its sole discretion name from time to time.

Monthly Installments                  Shown on Schedule.
of Base Rent

Notice Date                           Is the earlier of the second business day
                                      from the date a Notice is mailed, or in
                                      the event of courier or personal service, the date upon which notice is delivered.

Operating Adjustment Rent             Rent to cover Tenant's Operating
                                      Proportionate Share of increase in any
                                      Comparison Year in Operating Costs over
                                      Base Costs.

Operating Costs                       All costs, expenses, and disbursements of
                                      every kind, nature or description
                                      (including, but not limited to, a
                                      reasonable management fee) incurred in
                                      connection with the ownership,
                                      management, operation, maintenance,
                                      security, landscaping, repair and
                                      replacement of the Property and its
                                      common areas, facilities and easements
                                      and of the personal property, fixtures,
                                      machinery, equipment, systems and
                                      apparatus located therein or used in
                                      connection therewith, except the
                                      following:

                                 (a)  Costs of alterations of any premises in
                                      the Building for tenants of the Building;

                                 (b)  Costs of capital improvements to the
                                      Property, except that operating Expenses shall include (i) the cost during the Term, as reasonably amortized by Landlord with interest on the unamortized amount, at a rate equal to Landlord's then applicable borrowing rate as determined in good faith by Landlord of any capital improvement, completed after the commencement of the Term which reduces any component cost included within Operating Costs, and (ii) the cost of any capital improvements made to keep the Property in compliance with applicable governmental laws, ordinances, rules and regulations;

                                 (c)  Depreciation, interest and principal
                                      payments on mortgages and other debt
                                      costs except that Operating Costs shall
                                      include depreciation, interest and debt
                                      costs with respect to machinery,
                                      equipment, systems, or facilities
                                      installed in or used in connection with
                                      the Property if one
                                      of the principal purposes of such
                                      installation or use ties to reduce other items of Operating Costs;

                                 (d)  Ground rental payments;

                                 (e)  Leasing commissions or fees; and

                                 (f) The cost of any kind of service furnished to any other occupant of the Property which Landlord does not make available to Tenant hereunder.

                                      If the Property is not fully occupied
                                      during all or any portion of any Year,
                                      then at Landlord's election Operating
                                      Costs for such Year shall be the amount
                                      which Landlord in good faith determines
                                      is the amount Operating Costs would have been paid or incurred by Landlord had the Property been fully rented and occupied throughout the entire Year and the amount so determined shall be deemed to have been the Operating Costs for such Year. Notwithstanding anything contained herein to the contrary, the provisions of this paragraph with respect to adjustment of Operating Costs for vacancy shall apply only to Operating Costs which are variable and which increase as occupancy in the Property increases and shall not apply to any Operating Costs which do not vary with the amount of occupancy in the Property.

                                      In the event Landlord does not purchase
                                      for any Year insurance covering one or
                                      more risks (or portions thereof) with
                                      respect to the Property or Landlord's
                                      property therein or operations thereat
                                      which are customarily insured by owners
                                      of similar office buildings in the
                                      Chicago Metropolitan area, Landlord shall estimate the amount of the Premium that Landlord would have been required to pay to obtain such insurance with a recognized carrier for such year and such estimated amount shall be deemed to be an addition to Operating Costs for such year.

                                      Operating Costs for a Comparison Year or period shall mean those Operating Costs reasonably allocable to such Comparison Year or Period as determined by Landlord in the reasonable exercise of its Judgment without regard to when such Operating Costs are incurred or paid.

Plan of Leased Premises               See Appendix B.

Possession Date                       Shown on Schedule.

Property Buildings and Land commonly known as Commerce Plaza, Oak Brook Illinois. Property shall include the buildings, improvements, common areas, enclosed links, entrance ways, parking decks, parking lot, parking garage, all landscaped areas, and facilities commonly available to tenants of the buildings. The legal description for the Property is attached hereto as Appendix G.

Punch List Items                      Miscellaneous, minor finishing items and
                                      adjustments.  See Section 13.00.

Rent Base Rent, Operating Adjustment Rent, Tax Adjustment Rent, Index Rent, Additional Rent.

Rentable Square Feet                  The square footage as shall be calculated
                                      for Leased Premises using generally
                                      accepted industry standards in effect
                                      from time to time.

Rules and Regulations                 Rules and Regulations as Landlord may
                                      adopt from time to time for the use,
                                      safety, cleanliness and care of the
                                      Property and its tenants and occupants.
                                      See Appendix F.

Schedule The terms and provisions applicable to this Lease as set forth in the Schedule appended to and incorporated in this Lease.

Security Deposit                      Shown on Schedule.

Tax Adjustment Rent                   Rent to cover Tenant's Tax Proportionate
                                      Rent Share of increase in any Comparison
                                      Year in Taxes over Base Taxes.

Taxes All federal, state and local governmental taxes assessments and charges (including transit or transit district taxes or assessments) of any kind or nature, whether general, special, ordinary or extraordinary, which Landlord or its beneficiaries shall pay or become obligated to pay because of or in connection with ownership, leasing, management, control or operation of the Property or of the personal property, fixtures, machinery, equipment and any such taxes, assessments or charges associated with parking or other facilities which benefit the Property whether located on or off the Property, systems and apparatus located therein or used in connection therewith, including, without limitation, all ad valorem taxes and the Illinois Replacement Tax. The amount included in Taxes for any Comparison Year or other annual period shall be deemed to refer to Taxes paid during such Year without regard to when such taxes are assessed or levied, except that if any special assessment payable in installments is levied against the Property, Taxes for any comparison Year or annual period shall include only the installments of such assessments and any interest thereon payable in such year or period (all without regard to any right to pay or payment of any such special assessment in a lump sum or single payment). If the tax bills for a

                                      Comparison Year are not available at the time any payment is required hereunder on account of Taxes for such Comparison Year, the amount of such taxes may be estimated by Landlord. In determining the amount of Taxes for any Comparison Year, there shall be deducted the amount of any refund of taxes received by Landlord during such Comparison Year, but only to the extent such refund relates to Taxes for a period within the Term.
                                      Taxes shall not include any federal or
                                      state franchise, capital stock,
                                      inheritance, income or estate taxes,
                                      except that if a change occurs in the
                                      method of taxation resulting in the
                                      substitution of any such taxes for any
                                      Taxes as hereinabove defined, such
                                      substituted taxes shall be included in
                                      Taxes.  Taxes include legal fees, court
                                      costs and expenses for the contest of or protestor any Taxes or for seeking Or Obtaining any refund or reduction of assessment or Taxes, whether such protest or reduction is ultimately successful or not.

Tenant                                Shown on Schedule.

Tenant Improvement Work               See Appendix D.
Agreement

Tenant's address for notice           Shown on Schedule.
before Possession Date

Tenant's Real Estate                  Shown on Schedule.
Broker

Termination Date                      Shown on Schedule.

Tenant's operating                    Shown on Schedule.
Proportionate share

Tenant's Tax Proportionate            Shown on Schedule.
Share

Term                                  Shown on Schedule.

Unamortized Cost of                   The cost to Landlord of purchasing,
                                      fabricating and installing all
Leasehold                             improvements which were installed on the
                                      Leased Premises by Landlord pursuant to
                                      this Lease prior to the, beginning of the Term of the Lease including interest thereon calculated by amortizing such cost over the Term with interest at the rate specified herein for delinquent payments and multiplying the total cost and interest by a fraction, the numerator of which is the number of months of the Term not yet elapsed on the date the Term is terminated or Tenant's right to possession is terminated, as the case may be, and the denominator of which is the total number of months of the Term.

Year Any calendar or fiscal 12 month term which Landlord may select as the fiscal year of the Property for accounting purposes.

                       TENANT IMPROVEMENT WORK AGREEMENT
                    FOR COMMERCE PLAZA, OAK BROOK, ILLINOIS

                                  EXHIBIT D-1

                     TENANT STANDARD MATERIALS AND FINISHES

1.00        Partitions

            1.01          Interior Partitions

                          Building standard interior partitions shall consist of 2 1/2" steel Studs. 16" o.c., to suspended ceiling at head with one layer 5/8" gypsum board each side (total thickness of 3 3/4", taped and spackled, ready for field applied finishes.

            1.02          Corridor Partitions (multi-tenant floors)

                          Building standard corridor partitions shall be 2 1/2" steel studs, 16" o.c. to underside of slab above with one layer fire rated 5/8" gypsum board each side (total thickness of 3 3/4" to slab above, taped and spackled, ready for field applied finishes. Insulate with 1 1/2" sound attenuation blanket

            1.03          Demising Walls (multi-tenant floors)

                          Building standard demising partitions shall consist of 2 1/2" steel studs, 16" o.c., to underside of slab above with one layer fire-rated 5/8" gypsum board each side (total thickness of 3 3/4) to slab above, taped and spackled, ready for field applied finishes. Insulate with 1 1/2" sound attenuation blanket

            1.04          Interior Columns

                          All columns shall be enclosed with 5/8" drywall.

2.00        Wall Finishes

                          Building standard primer and one finish coat of latex paint applied to all partitions and columns. Colors to be selected by tenant from landlord's standard color chart with one uniform color throughout. Corridor side of corridor partition shall be Designtex Stonewall III No. 6276-801 with 4" Flex-Cove rubber straight base color No. 23 Brown-Black

3.00        Doors and Frames

            3.01          Entry Door

                          One 3'-0" x 9'0" (nominal) door per tenant in north, east and south building. Doors to be solid core with stained, varnished finish (No. 225 Minwax Red Mahogany) quarter sliced African mahogany veneer with Schlage "L" series lockset and lever handle (US-32D) satin stainless steel finish). The door frame shall be painted hollow metal. Color to match Pratt & Lambert No B755A Deep Charcoal, semi-gloss.

            3.02          Interior Doors



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
                          3'0" x 9'0" (nominal) doors to be solid core with stained, varnished finish (No. 225 Minwax Red Mahogany) quarter sliced African Mahogany veneer with Schlage "L" series passage latchset and lever handle (US-32D satin stainless steel finish). The door frame shall be painted hollow metal. Color to be selected by tenant from Landlord's standard color chart

            3.03          Secondary Exit Doors

                          3'0" x 9'0" (nominal) door in north, east and south building. Doors to be solid core with stained, varnished finish (No. 225 Minwax Red Mahogany) with Schlage "L" series lockset and lever handle (US-32D satin stainless steel finish). The door frame shall be painted hollow metal. Color to match Pratt & Lambert No. B755A Deep Charcoal, semi-gloss.

            3.04          Hardware

                          All hardware provided shall be US-32D satin stainless steel finish

            (a)           Entry Doors
                                    2 pair butts, 1 lockset 1 closer, 1 wall bumper, 3 silencers

            (b)           Interior Doors
                                    2 pair butts, 1 latchset, 1 wall bumper, 3 silencers

            (c)           Secondary Exit Doors
                                    2 pair butts, 1 lockset, 1 closer, 1 wall bumper, 3 silencers

            Acceptable Hardware Design

            Mortise Locks:  Schlage

            Butt Hinge:              Stanley, Lawrence, Hager, McKinney, Soss

            Wall Bumpers:            Glynn-Johnson, H.B. Ives, P. & F. Corbin

            Closers:                 Sargent

            Silencers:               Glynn-Johnson

4.00        Floor Covering

            All floor covering shall be selected by tenant subject to Landlord's reasonable approval.

            4.01          Carpet Floor Selections

                          Tenant Carpet may be either on pad or a direct glue down application subject to Landlord's reasonable approval. A 2 1/2% coordinating straight vinyl base will be provided for all partitions, columns and outside walls.

            4.02          Vinyl Floor Selections

                          A vinyl composition 1/8" thick, 12" square floor tile for use in kitchens, wet areas, service areas, etc.
                          A 2 1/2% coordinating cove vinyl base will be provided at vinyl floor installation.

5.00        Ceiling

            5.01          Acoustical Panels

                          24" x 24" cirrus tegular lay-in acoustical mineral composition ceiling tile with beveled edge by Armstrong World Industries.

            5.02          Suspension System

                          Suspension system to be an exposed metal 9/16" superfine, narrow profile with slotted reveal.

                          Acceptable Manufacturers:

                          Chicago Metallic Corporation
                          Donn Corporation
                          National Rolling Mills, Inc.

            5.03          Ceiling Height

                          Finished ceiling height shall be 9'0".

6.00          Lighting

              24"x 48"three lamp, recessed return air fluorescent light fixture with 18 cell deep Parabolic louvers. (A 277 volt ballast is required for fixtures in the north and east building and a 120 volt ballast is required In the South building).

                          Acceptable manufacturers:

                          Columbia
                          Globe
                          Lightolier
                          Daybrite

7.00        Supply Diffusers

            Titus 2' x 2' white perforated drop face supply diffusers.

                       TENANT IMPROVEMENT WORK AGREEMENT
                    FOR COMMERCE PLAZA, OAK BROOK, ILLINOIS

                                  EXHIBIT D-2

                             RULES AND REGULATIONS,
                     CONSTRUCTION OPERATIONS, MECHANIC LIEN
                       INDEMNITY AND LIFE SAFETY SYSTEMS

1.00        RULES AND REGULATIONS

            1.01 A representative of the Office of the Property will serve as Project Manager for the Landlord.

            1.02 The Contractor is responsible prior to commencement of work for submitting 1) a detailed work schedule showing all critical dates, and 2) a listing of after hours emergency phone numbers.

            1.03 All building permits necessary for the completion of the Work shall be secured and paid for by the Contractor. Copies will be provided to the Project Manager.

            1.04 The Contractor must report to the Project Manager prior to starting of the Work and meet with the Project Manager on a regular basis as work progresses.

            1.05 The Contractor shall coordinate the keying of all doors (if applicable) through the Project Manager.

            1.06 The Landlord has provided and installed blinds; any damage to them will be the responsibility of the Contractor.

            1.07 The Contractor is responsible for the removal of construction debris. Any large dumpsters for the removal of debris must be scheduled with the Project Manager and placement prearranged with the Project Manager.

            1.08 The Contractor is responsible for removal and capping of unused or abandoned conduit, cables, duct work or other materials back to the source.

            1.09 Contractor is responsible for balancing the HVAC systems (unless stated otherwise) including the Base Building systems to the satisfaction of the tenant and the Landlord's reasonable approval and will provide each with a written summary of the adjustments made. If any HVAC parts are noted to be defective during performance of work of the tenant build-out, the Contractor must contact the Project Manager before replacement parts are ordered. He will verify the condition and direct the Contractor as to what actions the Contractor should take. Please note that an inventory and operational check will have been completed by the Building Engineer before the start of any work.

            1.10 All tradesmen working on-site will be dues-paying members of local




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
                          construction unions.

            1.11 All tradesmen are to use the freight elevator only and restrooms on the lower level of the building.

            1.12 The Contractor will provide and install the required number of 5 lb. ABC fire extinguishers as part of the Work.

            1.13 All building materials used will be of the highest quality and will be of the same manufacturer as existing materials. Any variance is to be preapproved by the Project Manager.

            1.14 Contractor shall comply with any additional rules, regulations, procedures or requirements as Landlord may reasonable establish during the performance of the Work.

2.00        CONSTRUCTION OPERATIONS

            2.01 All delivery of materials to the site shall be to the loading dock. No materials may be delivered through the main entrance doors or through any building lobbies.

                          The Contractor must have its own supervisor on-site at any time material is delivered or moved.

            2.02 Deliveries and movement of materials into and out of the Property or Building must be done prior to 7:30 am. Monday through Friday unless otherwise approved by Project Manager.

            2.03 Any work which requires access to another tenant's space e.g. floor coring. plumbing, etc., must be scheduled with the Project Manager. This work will be done during premium time hours, most likely on a Saturday or Sunday.

            2.04 The Contractor and all subcontractors will use rubber wheeled carts when moving material through the Property or the Building or removing trash from the Property or the Building.

            2.05 Protection of all public corridor surfaces and elevator lobbies is the responsibility of the Contractor. Masonite floor protection and cardboard wall protection will be required throughout the period of work.

            2.06 The Contractor is responsible for having "walk-off" mats at the exit(s) from the Tenant construction area. If necessary, mats are to be wetted to reduce the tracking of dust and debris outside the construction area.

            2.07 The Contractor is responsible for vacuuming public corridors as necessary (at least daily). Contractor is to provide vacuum.

            2.08 Under no circumstances will construction debris be allowed to remain in the Property or Building longer than twenty-four (24) hours. The construction area shall be kept clean and organized at all times.

            2.09 Any construction worker caught stealing, drinking alcohol, or using any




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
                          illegal substance will be immediately banned from the Property. Expected behavior in a fully-occupied building is to be professional, especially in public.

            2.10 While on-site, construction workers will be confined to the construction area only and all personnel involved in work shall park in the general parking area of the Property or as the Property Manager may from time to time designate.

            2.11 Absolutely no food, beverages, or smoking will be allowed on the construction site after painting or installation of carpet has begun.

            2.12 Electrical Contractor as part of his contractual obligation will advise Manager of meter(s) number for the Tenant improvement.

            2.13 No cooking of any kind will be allowed on the construction site or Property.

            2.14          Radios will not be allowed.

            2.15 Noisy operations e.g. the setting of anchors will be done between 6:00 p.m. and 7:30 a.m. Monday through Friday.

            2.16 The Contractor will shut off all lights in the construction area upon completion of the day's activities.

            2.17 The Contractor must schedule the exclusive use of an elevator by requesting same through the Project Manager twenty-four (24) hours in advance. The Building does not provide an elevator operator. Any costs associated with the use of or damage to the freight elevator shall be the Contractors responsibility.

            2.18 A Building Engineer must be on-site during all construction. There will be an additional charge to the Contractor if Building Engineer(s) are utilized on the job site beyond their normal working hours or for unusually long periods of time which disrupt their normal work responsibilities. Building Engineers are on duty from: 6:00 a.m. - 6:00 p.m. Monday through Friday and Saturday 6:00 a.m. - 2:00 p.m. No Building Engineer is scheduled Sunday or Holidays.

            2.19 The Contractor is responsible for delivering the site at completion in a "broom-clean" condition. Final cleaning before occupancy is the responsibility of the Building.

3.00        MECHANIC LIEN INDEMNITY

            3.01 Contractor shall at all times keep the Property free and clear from any and all liens from its direct subcontractors and will furnish the Landlord with partial waivers of lien, satisfactory to Landlord, with each application for payment. Contractor further expressly undertakes to indemnify, defend and hold harmless Landlord, at Contractor's sole expense, against any actions, lawsuits, or proceedings brought against Landlord as a result of liens or claim of lien and agrees to pay any judgement or lien against Landlord or Landlord's property resulting from any such actions, lawsuits or proceedings brought by its subcontractors.

            3.02 Contractor agrees to comply with the requests of the title insurance company insuring the Work in order that Landlord may obtain any form of mechanic lien coverage or protection Landlord deems desirable.

            3.03 Landlord reserves the right to settle any disputed mechanic lien claims by payment to the mechanic lien claimant if Landlord in its sole discretion deems such payment to be the most economical method of sending the dispute, and Landlord may thereafter deduct the payment from future amounts due Contractor or require Contractor pay said amounts to Landlord upon demand.


4.00        LIFE SAFETY SYSTEMS

            4.01 Before any demolition and/or construction included in the Work may begin, determine whether such work will affect the fire alarm system. If it is determined that such demolition and/or construction work may trigger the fire alarm system, the Contractor shall notify the Building Engineer.

                          Under no circumstances will the building allow the fire alarm system for the Building be shut down overnight, on weekends or on holidays. Twenty-four hour written notice will be provided by Contractor prior to removing the fire alarm system from service.

                          As part of any shift down of the fire alarm system, Contractor will comply with any procedures or requirements that the Building Engineer may establish.

            4.02 The Contractor will protect smoke detection devices in the areas where activities involving the production of dust will occur. Contractor shall notify the Building Engineer when protection is in place so they may be verified prior to undertaking such activities.

            4.03 The Contractor will refill the sprinkler system at the end of the day when the work is done on a build out and occupied floor. The Contractor will refill the sprinkler system for the Base Building cores on all vacant floors at the end of the day. The Contractor will contact the Building Engineer before refilling. After refilling the system the Contractor will remain on-site to verify that no leaks occur after the pressure is back to normal.

            4.04 The Contractor will notify the Project Manager one week before any electrical shutdowns which might affect existing tenants, common areas, or other portions of the Property.

            4.05 The Contractor will provide an adequate number of fire extinguishers in the work area throughout the construction period.

            4.06 All wall, floor, or sleeve penetrations shall be adequately sealed to prevent the spread of smoke/fire per applicable codes.

                                   APPENDIX E

                            CLEANING SPECIFICATIONS
                    FOR COMMERCE PLAZA, OAK BROOK, ILLINOIS


                             Building Public Areas

Daily:

            - Clean entrance and lobby floors and carpet in a manner consistent with maintaining a high luster on the floor
            -             Clean all lobby walls of markings, gum, etc.
            -             Clean glass in building directly with a treated cloth
            - Mop or dust sweep all non-carpeted public areas on the lower and plaza levels
            - Clean all public drinking fountains with a germicidal solution
            -             Sweep entrance sidewalks and stairs
            -             Empty all waste containers and ash trays
            -             Clean interior of all passenger elevator cabs

Monthly:

            -             Shampoo elevator cab carpets
            -             Wash and polish all vertical lobby surfaces


                              General Office Areas

Daily:

            -             Empty all wastebaskets
            -             Remove trash
            -             Empty and damp wipe ashtrays
            - Dust all horizontal surfaces that can be reached without a ladder with a treated cloth, mitt or duster
            -             Dust mop all tile floor areas
            - Light vacuum all carpeted areas with special emphasis given entrance and traffic areas
            -             Spot clean lobby glass and lobby glass doors

Weekly:

            -             Damp clean and sanitize all phones
            -             Dust metal partitions




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
Monthly:

            -             Dust all baseboards
            - Vacuum all ceiling and wall air supply and exhaust diffusers or grills
            -             Spot clean doors and frames

Quarterly:

            -             Dust exterior of light fixtures
            -             Damp wipe all wastebaskets
            -             Dry dust wood panelled walls
            - High dust all horizontal and vertical services not reached on daily cleaning

                              Washroom Sanitation

Daily:

            - Clean with a detergent/disinfectant all sinks, toilets and urinals
            -             Damp wipe all ledges, toilet stalls and doors
            - Spot clean light switches, doors, partitions and walls
            - Sweep and wet mop all floor areas with a germicidal solution
            -             Clean and polish all mirrors and bright work
                          Refill all toilet tissue, paper towel and sanitary napkin disposal receptacles
            -             Remove any graffiti
            -             Clean all baseboards with clear water or cleaner
            -             Remove waste materials
            -             Dust lounge furniture

Monthly:

            - Wash diffusers, vent grills, toilet stalls, doors, and tile walls with germicidal detergent solution
            - Scrub floor areas including baseboards using a germicidal solution
            -             Clean and wash all partitions
            - Machine scrub floors as necessary but not less than once per month
            - High dust each month areas not normally covered including lights, walls and grills

Semi-Annually:

            - Hand dust, clean and wash all tile walls twice each year
            - Wash lighting fixtures as often as necessary but not less than once per year

                  Machine Floor Work in Building Public Areas

Weekly:

            -             Machine polish open tile areas
            -             Spray scrub open tile areas

Monthly:

            -             Spray scrub open tile areas

                        As Needed - And At Tenant Cost:

            - Professionally machine shampoo entire area (file cabinets and bookcases will not be moved)

                                Window Cleaning

            - Wash all windows, both interior and exterior, at reasonable intervals to be determined by Landlord.

                                   APPENDIX F

                             RULES AND REGULATIONS
                      COMMERCE PLAZA, OAK BROOK, ILLINOIS


            1. The Building directory shall be available to Tenant solely to display Tenant's name and its location in the Building, which display shall be as directed by Landlord.

            2. The halls, passages, exits, entrances elevators, stairways, balconies, roof, parking garage; parking deck, parking lot and entrances thereto are not for the use of the general public and Landlord shall, in all cases, retain the right to control and prevent access thereto by all persons whose presence in the judgment of Landlord, reasonably exercised, shall be prejudicial to the safety, character, reputation and interests of the Building. Neither Tenant nor any employee or invitee of any tenant shall go upon the roof of the Building.

            3. The toilet room, urinals, wash bowls and other apparatuses shall not be used for any purposes other than for which they were constructed, and no foreign substance of any kind whatsoever shall be thrown therein, and to the extent caused by Tenant or its employees or invitees, the expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by Tenant.

            4. Tenant shall not cause any unnecessary janitorial labor or services by reason of Tenant's carelessness or indifference in the preservation of good order and cleanliness.

            5. Landlord shall have the sole power to direct electricians to where and how telephone and other wires are to be introduced. No boring or cutting for wires is allowed without the consent of Landlord. The location of telephones, call boxes and other office equipment affixed to the Premises shall be subject to the approval of Landlord.

            6. Tenant shall not install linoleum, tile, carpet or to the floor covering so that the same shall be affixed to the floor of the Leased Premises in any manner except as provided by Landlord.

            7. Tenant shall cooperate fully with Landlord to assure the most effective operation of the Leased Premises or the Building's heating and air conditioning, and shall refrain from attempting to adjust any controls. Tenant shall keep corridor doors closed.

            8. Tenant shall not exhibit, sell or offer for sale, use, rent or exchange in or from the Leased premises or on the Property any articles, thing or service except those ordinarily embraced within the use of the Leased Premises specified in the schedule without the prior written consent of Landlord. Tenant shall report all peddlers, solicitors and beggars immediately to the Office of the Property or as Landlord otherwise requests.

            9. Tenant acknowledges that Building security problems, may occur which may require the employment of extreme security measures in the day-to-day operation of the Building. Tenant will cooperate with Landlord as Landlord may require in response to such problems.

Accordingly:

            (a) Landlord may, at any time, or from time to time, or for regularly scheduled time periods, as deemed advisable by Landlord, Manager, and/or its agents, in their sole discretion, require that Persons entering or leaving the Building or the Property identify themselves to watchmen or other employees designated by Landlord, by registration, identification or otherwise; and to require Tenant, its employees, agents and visitors to enter and exit the Property at locations and in such fashion as Landlord may designate from time to time, and in all other respects to control the entrance and access to the Property.

            (b) Tenant agrees that it and its employees will cooperate fully with Building employees in the implementation of any and all security procedures.

            (c) Such security measures shall be the sole responsibility of Landlord, and Tenant shall have no liability for any action taken by Landlord in connection therewith.

            10. Tenant shall not disturb the quiet enjoyment of any other tenant.

            11. Tenant shall not Provide any Janitorial services or cleaning without Landlord's written consent and then only subject to supervision of Landlord and at Tenant's sole responsibility and by janitor or cleaning contractor or employees at all times satisfactory to Landlord.

            12. Tenant shall not paint, display, inscribe or affix any sign, trademark, picture, advertising, notice, lettering or direction on any part of the outside or inside of the property, or on the Leased Premises, except on the public hallway doors of the Leased Premises, and then only such name or names or matter and of such color, size, style, character and materials as shall be first approved by Landlord in writing. Landlord reserves the right to remove any other matter without notice to Tenant at the cost and expense of Tenant.

            13. Tenant shall not advertise the business, profession or activities Of Tenant in any manner which violates the letter or spirit of any code of ethics adopted by any recognized association or organization pertaining thereto or use the name of the Property or "Commerce Plaza", or any other name by which the Property may from time to time be known, on any letterhead, envelops, circular, notice, advertisement, container or wrapping material, without the prior written consent of Landlord.

            14. Unless specifically provided for herein, nothing in this Lease shall be construed as granting to Tenant or its customers, patrons, invitees, visitors or employees a right to park any cars or other vehicles in any parking facilities in and about the Property, except on such terms and conditions as such parking facilities shall be available to the general public.

            15. (A) Tenant shall make arrangements directly with the telephone company servicing the Building or such telephone service in the Leased Premises as may be desired by Tenant. Tenant shall pay the entire cost of all telephone charges, electricity consumed within the Leased Premises, maintenance or light fixtures and replacement of lamps, bulbs, tubes, ballasts and starters.

                          (B)       If Tenant desires telegraphic, telephonic,
burglar alarm, computer installations or signal service (which service shall be at Tenant's sole expense. Landlord shall, upon request, direct where and how all connections and wiring for such service shall be introduced and run. In the absence of such directions, Tenant shall make no borings or cuttings or install any wires or cables in or about the Leased Premises.

            16. Tenant shall list all furniture, equipment and similar articles, Tenant, its employees or agents desire to remove from the Leased premises or the Property and deliver a copy to Manager authorizing employees to permit such articles to be removed.

            17. Tenant shall not sell or use alcoholic beverages in the Leased Premises or on the Property without the prior written consent of Landlord and then only upon compliance with all applicable ordinances and any reasonable insurance or other requirements that Landlord may impose.

            18. Tenant shall not bring or permit to be in the Building any bicycle or other vehicle, or dog (except in the company of a blind person) or other animal; make or permit any noise, vibration or odor to emanate from the Leased Premises; do anything therein tending to create or maintain a nuisance; disturb, solicit or canvass any occupant of the Property, or do any act tending to injure the reputation of the Property.

            19. Tenant shall not place anything or allow anything to be placed near the glass of any door, partition, or window which may, in Landlord's judgment, appear unsightly from outside the Leased Premises; take or permit to be taken in or about other entrances of the Property, or take or permit on elevators, any item normally taken in or out through the service doors and then only between hours and in such fashion as shall be designated by Landlord; or, place or store anything, or obstruct in any way, any passageway, exit, stairway, elevator, or shipping platform. Tenant shall cooperate in keeping such areas free from all obstruction and in a clean and sightly condition and move all supplies, furniture and equipment when received to the Leased Premises and move all such items and waste, other than waste customarily removed by employees of the Property, directly to the shipping platform.

            20. Landlord reserves the right to restrict access to the Building after 6:00 p.m. or at such other reasonable time as Landlord may determine, subject, however, to Tenant's right to admittance under Rules and Regulations as shall be prescribed from time to time by Landlord.

                              PARKING SPACE LEASE
                      COMMERCE PLAZA, OAK BROOK, ILLINOIS
                      -----------------------------------


        THIS PARKING SPACE LEASE ("Parking Lease"), made and entered into this _______ day of __________, 19__, by and between Metropolitan Life Insurance Company, a corporation organized and existing under the laws of the State of New York ("Landlord") and the Tenant named in Item 1 of the Schedule to this Parking Lease ("Tenant").

                                  WITNESSETH:

        WHEREAS, Landlord is the owner of certain buildings and land commonly known as Commerce Plaza at 2001-2015-2021 Spring Road, Oak Brook, Illinois (the "Property");

        WHEREAS, Tenant is desirous of Leasing from Landlord a certain Parking Space, as described in Item 2 of the Schedule, located in the underground parking garage of the Property.

        NOW THEREFORE, it is mutually agreed by and between the parties, for and in consideration of the agreements and promises of each party to the other and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged by both parties, as follows:

                                    SCHEDULE

1.      Tenant:  SPR CHICAGO, INC.

2. Description of Parking Space: Three (3) spaces for the term of the lease at no charge. Spaces #13, #21, & #143

3.      Commencement Date:  January 1, 1995

4.      Rental:  No Charge
        (subject to adjustment by Landlord pursuant to Section 7 of this Parking Lease during the Term of the Parking Lease).

5.      Date of Lease Between Landlord and Tenant:  ____________________________

        1.00 TERM. The Term of this Parking Lease shall commence on the Commencement Date and terminate on the Termination Date as provided in the Lease.

     2.00 ENTRY CONTROL UNIT. Tenant will be supplied with one (1) entry control unit for garage doors. If the control unit is lost or misplaced by Tenant, there shall be a $20.00 charge for its replacement.

     3.00 USE. Tenant agrees to occupy said Parking Space for lawful purposes as a parking space only and will comply with all public laws pertaining to said occupancy.

     4.00 INDEMNIFICATION. Tenant further agrees to indemnify and save harmless Landlord from and against any and all loss, cost, damage and expense in connection with any claims resulting from injuries to person or property or from loss of life or property sustained by anyone whomsoever which may arise in connection with the Tenant's use and enjoyment of the aforesaid Parking Space.

     5.00 INSURANCE. Tenant further agrees upon demand to furnish certificates of insurance certifying that any vehicle occupying the Parking Space is protected by insurance covering public liability and property damage.

     6.00 WAIVER. Tenant further agrees that Landlord shall not be liable for any damage or injury to Tenant's property occasioned by Landlord's failure to keep the Parking Space in repair and Landlord shall not be liable for injury occasioned by casualty or from defects or appurtenances on leased or adjoining premises, or claims for such damage or injured property herein expressly waived by Tenant.

     7.00 RULES AND REGULATIONS. Tenant agrees to comply with such Rules and Regulations as Landlord may adopt from time to time with respect to the general use and operation of the underground garage, which Rules and Regulations may include increase in rental.

     8.00 LIMITATION ON LIABILITY. Notwithstanding anything else contained herein to the contrary, Tenant shall look solely to the assets of Landlord for satisfaction of any liabilities or obligations of Landlord under this Parking Lease, and no officer or director of Landlord shall be personally liable for any such liabilities or obligations.

     9.00 ADDRESSES FOR NOTICES. Except as otherwise provided herein, the addresses and procedures with respect to notices as set forth in the Lease between Landlord and Tenant shall apply to this Parking Lease.

        IN WITNESS WHEREOF, the parties hereto have executed this Parking Lease by proper persons thereunto duly authorized so to do the day and year first hereinabove written.

LANDLORD:                                  TENANT:

METROPOLITAN LIFE INSURANCE COMPANY,       SPR CHICAGO, INC.
a New York corporation



BY:  /s/ [SIG]                             BY:  /s/ [SIG]
   ----------------------------------         ------------------------------


TITLE:  ASSISTANT VICE-PRESIDENT           TITLE:  PRESIDENT
   ----------------------------------         ------------------------------

                              PARKING SPACE LEASE
                      COMMERCE PLAZA, OAK BROOK, ILLINOIS
                      -----------------------------------


        THIS PARKING SPACE LEASE ("Parking Lease"), made and entered into this _______ day of __________, 19__, by and between Metropolitan Life Insurance Company, a corporation organized and existing under the laws of the State of New York ("Landlord") and the Tenant named in Item 1 of the Schedule to this Parking Lease ("Tenant").

                                  WITNESSETH:

        WHEREAS, Landlord is the owner of certain buildings and land commonly known as Commerce Plaza at 2001-2015-2021 Spring Road, Oak Brook, Illinois (the "Property");

        WHEREAS, Tenant is desirous of Leasing from Landlord a certain Parking Space, as described in Item 2 of the Schedule, located in the underground parking garage of the Property.

        NOW THEREFORE, it is mutually agreed by and between the parties, for and in consideration of the agreements and promises of each party to the other and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged by both parties, as follows:

                                    SCHEDULE

1.      Tenant:  SPR CHICAGO, INC.

2.      Description of Parking Space:  #33

3.      Commencement Date:  January 1, 1995

4.      Rental:  $60.00 Per Month
        (subject to adjustment by Landlord pursuant to Section 7 of this Parking Lease during the Term of the Parking Lease).

5.      Date of Lease Between Landlord and Tenant:  ____________________________

        1.00 TERM. The Term of this Parking Lease shall commence on the Commencement Date and continue on a month-to-month basis thereafter until such time as it may be terminated pursuant to the terms and conditions contained herein.

        2.00 ENTRY CONTROL UNIT. Tenant will be supplied with one (1) entry control unit for the garage doors. If the control unit is lost or misplaced by Tenant, there shall be a $20.00 charge for its replacement.

        3.00 USE. Tenant agrees to occupy said Parking Space for lawful purposes as a parking space only and will comply with all public laws pertaining to said occupancy.

        4.00 INDEMNIFICATION. Tenant further agrees to indemnify and save harmless Landlord from and against any and all loss, cost, damage and expense in connection with any claims resulting from injuries to person or property or from loss of life or property sustained by anyone whomsoever which may arise in connection with the Tenant's use and enjoyment of the aforesaid Parking Space.

        5.00 INSURANCE. Tenant further agrees upon demand to furnish certificates of insurance certifying that any vehicle occupying the Parking Space is protected by insurance covering public liability and property damage.

        6.00 WAIVER. Tenant further agrees that Landlord shall not be liable for any damage or injury to Tenant's property occasioned by Landlord's failure to keep the Parking Space in repair and Landlord shall not be liable for injury occasioned by casualty or from defects or appurtenances on leased or adjoining premises, or claims for such damage or injured property herein expressly waived by Tenant.

        7.00 RULES AND REGULATIONS. Tenant agrees to comply with such Rules and Regulations as Landlord may adopt from time to time with respect to the general use and operation of the underground garage, which Rules and Regulations may include increase in rental.

        8.00 LIMITATION ON LIABILITY. Notwithstanding anything else contained herein to the contrary, Tenant shall look solely to the assets of Landlord for satisfaction of any liabilities or obligations of Landlord under this Parking Lease, and no officer or director of Landlord shall be personally liable for any such liabilities or obligations.

        9.00 TERMINATION. The Landlord and the Tenant are hereby given the right to terminate this Parking Lease on the last day of any calendar month following the Commencement Date, provided they shall give notice in writing to the other party not less than thirty (30) days prior to the date of such termination.

        10.00 ADDRESSES FOR NOTICES. Except as otherwise provided herein, the addresses and procedures with respect to notices as set forth in the Lease between Landlord and Tenant shall apply to this Parking Lease.

        IN WITNESS WHEREOF, the parties hereto have executed this Parking Lease by proper persons thereunto duly authorized so to do the day and year first hereinabove written.

LANDLORD:                                  TENANT:

METROPOLITAN LIFE INSURANCE COMPANY,       SPR CHICAGO, INC.
a New York corporation



BY:  /s/ [SIG]                             BY:  /s/ [SIG]
   ----------------------------------         ------------------------------


TITLE:  ASSISTANT VICE-PRESIDENT           TITLE:  PRESIDENT
   ----------------------------------         ------------------------------

                              PARKING SPACE LEASE
                      COMMERCE PLAZA, OAK BROOK, ILLINOIS
                      -----------------------------------


        THIS PARKING SPACE LEASE ("Parking Lease"), made and entered into this _______ day of __________, 19__, by and between Metropolitan Life Insurance Company, a corporation organized and existing under the laws of the State of New York ("Landlord") and the Tenant named in Item 1 of the Schedule to this Parking Lease ("Tenant").

                                  WITNESSETH:

        WHEREAS, Landlord is the owner of certain buildings and land commonly known as Commerce Plaza at 2001-2015-2021 Spring Road, Oak Brook, Illinois (the "Property");

        WHEREAS, Tenant is desirous of Leasing from Landlord a certain Parking Space, as described in Item 2 of the Schedule, located in the underground parking garage of the Property.

        NOW THEREFORE, it is mutually agreed by and between the parties, for and in consideration of the agreements and promises of each party to the other and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged by both parties, as follows:

                                    SCHEDULE

1.      Tenant:  SPR CHICAGO, INC.

2.      Description of Parking Space:  #139

3.      Commencement Date:  January 1, 1995

4.      Rental:  $60.00 Per Month
        (subject to adjustment by Landlord pursuant to Section 7 of this Parking Lease during the Term of the Parking Lease).

5.      Date of Lease Between Landlord and Tenant:  ____________________________

        1.00 TERM. The Term of this Parking Lease shall commence on the Commencement Date and continue on a month-to-month basis thereafter until such time as it may be terminated pursuant to the terms and conditions contained herein.

        2.00 ENTRY CONTROL UNIT. Tenant will be supplied with one (1) entry control unit for the garage doors. If the control unit is lost or misplaced by Tenant, there shall be a $20.00 charge for its replacement.

        3.00 USE. Tenant agrees to occupy said Parking Space for lawful purposes as a parking space only and will comply with all public laws pertaining to said occupancy.

        4.00 INDEMNIFICATION. Tenant further agrees to indemnify and save harmless Landlord from and against any and all loss, cost, damage and expense in connection with any claims resulting from injuries to person or property or from loss of life or property sustained by anyone whomsoever which may arise in connection with the Tenant's use and enjoyment of the aforesaid Parking Space.

        5.00 INSURANCE. Tenant further agrees upon demand to furnish certificates of insurance certifying that any vehicle occupying the Parking Space is protected by insurance covering public liability and property damage.

        6.00 WAIVER. Tenant further agrees that Landlord shall not be liable for any damage or injury to Tenant's property occasioned by Landlord's failure to keep the Parking Space in repair and Landlord shall not be liable for injury occasioned by casualty or from defects or appurtenances on leased or adjoining premises, or claims for such damage or injured property herein expressly waived by Tenant.

        7.00 RULES AND REGULATIONS. Tenant agrees to comply with such Rules and Regulations as Landlord may adopt from time to time with respect to the general use and operation of the underground garage, which Rules and Regulations may include increase in rental.

        8.00 LIMITATION ON LIABILITY. Notwithstanding anything else contained herein to the contrary, Tenant shall look solely to the assets of Landlord for satisfaction of any liabilities or obligations of Landlord under this Parking Lease, and no officer or director of Landlord shall be personally liable for any such liabilities or obligations.

        9.00 TERMINATION. The Landlord and the Tenant are hereby given the right to terminate this Parking Lease on the last day of any calendar month following the Commencement Date, provided they shall give notice in writing to the other party not less than thirty (30) days prior to the date of such termination.

        10.00 ADDRESSES FOR NOTICES. Except as otherwise provided herein, the addresses and procedures with respect to notices as set forth in the Lease between Landlord and Tenant shall apply to this Parking Lease.

        IN WITNESS WHEREOF, the parties hereto have executed this Parking Lease by proper persons thereunto duly authorized so to do the day and year first hereinabove written.

LANDLORD:                                  TENANT:

METROPOLITAN LIFE INSURANCE COMPANY,       SPR CHICAGO, INC.
a New York corporation



BY:  /s/ [SIG]                             BY:  /s/ [SIG]
   ----------------------------------         ------------------------------


TITLE:  ASSISTANT VICE-PRESIDENT           TITLE:  PRESIDENT
   ----------------------------------         ------------------------------

                              PARKING SPACE LEASE
                      COMMERCE PLAZA, OAK BROOK, ILLINOIS
                      -----------------------------------


        THIS PARKING SPACE LEASE ("Parking Lease"), made and entered into this _______ day of __________, 19__, by and between Metropolitan Life Insurance Company, a corporation organized and existing under the laws of the State of New York ("Landlord") and the Tenant named in Item 1 of the Schedule to this Parking Lease ("Tenant").

                                  WITNESSETH:

        WHEREAS, Landlord is the owner of certain buildings and land commonly known as Commerce Plaza at 2001-2015-2021 Spring Road, Oak Brook, Illinois (the "Property");

        WHEREAS, Tenant is desirous of Leasing from Landlord a certain Parking Space, as described in Item 2 of the Schedule, located in the underground parking garage of the Property.

        NOW THEREFORE, it is mutually agreed by and between the parties, for and in consideration of the agreements and promises of each party to the other and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged by both parties, as follows:

                                    SCHEDULE

1.      Tenant:  SPR CHICAGO, INC.

2.      Description of Parking Space:  #140

3.      Commencement Date:  January 1, 1995

4.      Rental:  $60.00 Per Month
        (subject to adjustment by Landlord pursuant to Section 7 of this Parking Lease during the Term of the Parking Lease).

5.      Date of Lease Between Landlord and Tenant:  ____________________________

        1.00 TERM. The Term of this Parking Lease shall commence on the Commencement Date and continue on a month-to-month basis thereafter until such time as it may be terminated pursuant to the terms and conditions contained herein.

        2.00 ENTRY CONTROL UNIT. Tenant will be supplied with one (1) entry control unit for the garage doors. If the control unit is lost or misplaced by Tenant, there shall be a $20.00 charge for its replacement.

        3.00 USE. Tenant agrees to occupy said Parking Space for lawful purposes as a parking space only and will comply with all public laws pertaining to said occupancy.

        4.00 INDEMNIFICATION. Tenant further agrees to indemnify and save harmless Landlord from and against any and all loss, cost, damage and expense in connection with any claims resulting from injuries to person or property or from loss of life or property sustained by anyone whomsoever which may arise in connection with the Tenant's use and enjoyment of the aforesaid Parking Space.

        5.00 INSURANCE. Tenant further agrees upon demand to furnish certificates of insurance certifying that any vehicle occupying the Parking Space is protected by insurance covering public liability and property damage.

        6.00 WAIVER. Tenant further agrees that Landlord shall not be liable for any damage or injury to Tenant's property occasioned by Landlord's failure to keep the Parking Space in repair and Landlord shall not be liable for injury occasioned by casualty or from defects or appurtenances on leased or adjoining premises, or claims for such damage or injured property herein expressly waived by Tenant.

        7.00 RULES AND REGULATIONS. Tenant agrees to comply with such Rules and Regulations as Landlord may adopt from time to time with respect to the general use and operation of the underground garage, which Rules and Regulations may include increase in rental.

        8.00 LIMITATION ON LIABILITY. Notwithstanding anything else contained herein to the contrary, Tenant shall look solely to the assets of Landlord for satisfaction of any liabilities or obligations of Landlord under this Parking Lease, and no officer or director of Landlord shall be personally liable for any such liabilities or obligations.

        9.00 TERMINATION. The Landlord and the Tenant are hereby given the right to terminate this Parking Lease on the last day of any calendar month following the Commencement Date, provided they shall give notice in writing to the other party not less than thirty (30) days prior to the date of such termination.

        10.00 ADDRESSES FOR NOTICES. Except as otherwise provided herein, the addresses and procedures with respect to notices as set forth in the Lease between Landlord and Tenant shall apply to this Parking Lease.

        IN WITNESS WHEREOF, the parties hereto have executed this Parking Lease by proper persons thereunto duly authorized so to do the day and year first hereinabove written.

LANDLORD:                                  TENANT:

METROPOLITAN LIFE INSURANCE COMPANY,       SPR CHICAGO, INC.
a New York corporation



BY:  /s/ [SIG]                             BY:  /s/ [SIG]
   ----------------------------------         ------------------------------


TITLE:  ASSISTANT VICE-PRESIDENT           TITLE:  PRESIDENT
   ----------------------------------         ------------------------------




                                     - 3 -